UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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PAVMED INC.

(Name of Registrant as Specified In Its Charter)

N/A

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PAVMED INC.
One Grand Central Place, Suite 4600, New York, New York 10165

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 24, 2020

To the Stockholders of PAVmed Inc.:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the “Annual Meeting”) of PAVmed Inc., a Delaware corporation (the “Company”), will be held on July 24, 2020 at 10:00 a.m., Eastern time. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/pavmed/2020. Please see the “Questions and Answers” in the accompanying proxy statement for more details. The Annual Meeting is being held for the following purposes:

1.	to elect two members of the Company’s board of directors (the “Board”) as Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified;

2.	to approve, for the purposes of Listing Rule 5635 of The Nasdaq Stock Market (“Nasdaq”):

a.	the issuance of shares of the Company’s common stock to Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B (“Alto B”) and Alto Opportunity Master Fund, SPC – Segregated Master Portfolio C (“Alto C,” and together with Alto B, “Alto”) under the Senior Secured Convertible Notes issued by the Company in November 2019; and

b.	the issuance of shares of the Company’s common stock to Alto B under the Senior Convertible Notes issued by the Company in April 2020;

3.	to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to increase the total number of shares of common stock the Company is authorized to issue by 50,000,000 shares, from 100,000,000 shares to 150,000,000 shares;

4.	to amend the Company’s 2014 Long-Term Incentive Equity Plan (the “2014 Plan”) to increase total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,000,000 shares, from 7,951,081 shares to 9,951,081 shares;

5.	to amend the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the total number of shares authorized for employee purchase by 500,000 shares, from 250,000 shares to 750,000 shares;

6.	to ratify the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2020; and

7.	to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board has set the close of business on June 3, 2020 as the record date for the determination of stockholders who will be entitled to notice of and to vote at the Annual Meeting (the “record date”). The list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s headquarters at least ten days before the Annual Meeting.

Your vote is important no matter how many shares you own. Whether or not you expect to attend the meeting, please complete, sign and date the accompanying proxy and return it promptly in the enclosed postage paid reply envelope, or submit a proxy electronically by Internet or telephone by following the instructions on the proxy card. Your prompt response is necessary to ensure that your shares are represented at the meeting. You can change your vote and revoke your proxy at any time before the meeting by following the procedures described in the accompanying proxy statement.

By Order of the Board of Directors

Lishan Aklog, M.D.
Chief Executive Officer and Chairman of the Board

June [●], 2020
New York, New York

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on July 24, 2020:
The Company’s Proxy Statement and Annual Report are available at http://www.cstproxy.com/pavmed/2020.

PAVMED INC.
One Grand Central Place, Suite 4600
New York, New York 10165

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 24, 2020

INTRODUCTION

The Company is providing this proxy statement in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting to be held on July 24, 2020, at 10:00 a.m., Eastern time, and any adjournment or postponement thereof. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by visiting https://www.cstproxy.com/pavmed/2020. Please see the “Questions and Answers” below for more details.

The Company’s annual report for the fiscal year ended December 31, 2019 (the “Annual Report”), which contains the Company’s audited financial statements, is enclosed with this proxy statement. This proxy statement, the accompanying proxy card and the Annual Report are being mailed beginning on or around June [•], 2020 in connection with the solicitation of proxies by the Board.

When and where will the meeting take place?

The annual meeting of stockholders in 2020 will be held on July 24, 2020, at 10:00 a.m., Eastern time, solely over the Internet by means of a live audio webcast. The Company will not conduct an in-person annual meeting of stockholders in 2020.

Stockholders participating in the Annual Meeting will be able to listen only and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the Annual Meeting, virtual attendees will be able to:

●	vote via the Annual Meeting webcast; and

●	submit questions or comments to the Company’s officers during the Annual Meeting via the Annual Meeting webcast.

Shareholders may submit questions or comments during the meeting through the Annual Meeting webcast by typing in the “Submit a question” box.

What proposals are being presented for a stockholder vote at the Annual Meeting?

There are six proposals being presented for stockholder vote at the Annual Meeting:

●	the election of two members of the Board as Class C directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

●	the approval, for the purposes of Nasdaq Listing Rule 5635, of:

o	the issuance of shares of the Company’s common stock to Alto B and Alto C under the Senior Secured Convertible Notes issued by the Company in November 2019 (the “November 2019 Alto Transaction Proposal”); and

o	the issuance of shares of the Company’s common stock to Alto B under the Senior Convertible Notes issued by the Company in April 2020 (the “April 2020 Alto Transaction Proposal,” and together with the November 2019 Alto Transaction Proposal, the “Alto Transaction Proposals”);

●	the amendment of the Company’s Certificate of Incorporation to increase the total number of shares of common stock the Company is authorized to issue by 50,000,000 shares, from 100,000,000 shares to 150,000,000 shares (the “Authorized Capital Proposal”);

●	the amendment of the 2014 Plan to increase total number of shares of the Company’s common stock available under the 2014 Plan by an additional 2,000,000 shares, from 5,951,081 shares to 7,951,081 shares (the “2014 Plan Proposal”);

●	the amendment of the ESPP to increase the total number of shares authorized for employee purchase by 500,000 shares, from 250,000 shares to 750,000 shares (the “ESPP Proposal”); and

●	the ratification of the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2020 (the “Accountant Ratification Proposal”).

The 2014 Plan Proposal and the ESPP Proposal are contingent upon the approval of the Authorized Capital Proposal and will not be presented if the Authorized Capital Proposal is not approved.

Stockholders will also consider any other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are the recommendations of the Board?

The Board recommends that you vote:

●	“FOR” the election of the director nominees named in this proxy statement;

●	“FOR” the approval of the issuance of shares of the Company’s common stock to Alto;

●	“FOR” the amendment of the Certificate of Incorporation;

●	“FOR” the amendment of the 2014 Plan;

●	“FOR” the amendment of the ESPP; and

●	“FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered certified public accounting firm.

Who is entitled to vote?

The holders of the Company’s common stock at the close of business on the record date, June 3, 2020, are entitled to vote at the Annual Meeting. As of the record date, [●] shares of common stock were outstanding. Holders of the Company’s common stock have one vote for each share that they own on such date.

What is the difference between a record holder and a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Continental Stock Transfer and Trust Company, then you are considered the “record holder” for those shares. If you are the record holder of your shares, you have the right to vote your shares by proxy or to attend the meeting and vote via the Annual Meeting webcast.

If your shares are held through a bank, broker or other nominee, then you are considered to hold your shares in “street name.” While you are the “beneficial owner” of those shares, you are not considered the record holder. As the beneficial owner of shares of the Company’s common stock, you have the right to instruct your bank, broker or other nominee how to vote your shares. However, since you are not the record holder of your shares, you may not vote these shares at the Annual Meeting unless you obtain a “legal proxy” from the stockholder of record.

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How do I submit my vote?

Record holders can vote by the following methods:

●	By mail. You may vote by proxy by completing the enclosed proxy card and returning it in the postage-paid return envelope.

●	By Internet or Telephone. You may vote by proxy via the Internet or telephone. The proxy card enclosed with this proxy statement provides instructions for submitting a proxy electronically by Internet or telephone.

●	By attending the Annual Meeting. You may attend the Annual Meeting and vote via the Annual Meeting webcast.

Beneficial owners of shares held in street name may instruct their bank, broker or other nominee how to vote their shares. Beneficial owners should refer to the materials provided to them by their nominee for information on communicating these “voting instructions.” Beneficial owners may not vote their shares at the Annual Meeting unless they obtain a legal proxy from the stockholder of record and follow the instructions set forth above for attending the Annual Meeting.

What does it mean to vote by proxy?

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this proxy statement, you will have designated the following individuals as your proxy holders for the Annual Meeting: Lishan Aklog, M.D., the Company’s Chief Executive Officer and Chairman of the Board; and Dennis McGrath, the Company’s President and Chief Financial Officer.

Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your specific instructions. If you provide a proxy, but you do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” election of the director nominees named in this proxy statement, “FOR” the November 2019 Alto Transactions Proposal, “FOR” the April 2020 Alto Transaction Proposal, “FOR” the Authorized Capital Proposal, “FOR” the 2014 Plan Proposal, “FOR” the ESPP Proposal and “FOR” the Accountant Ratification Proposal. With respect to any other proposal that properly comes before the Annual Meeting, the proxy holders will vote in their own discretion according to their best judgment, to the extent permitted by applicable laws and regulations.

How do I attend the Annual Meeting?

Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. Any stockholder wishing to attend the Annual Meeting must register in advance. To register for and attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s common stock:

Record Owners. If you are a record holder, and you wish to attend the Annual Meeting, go to https://www.cstproxy.com/pavmed/2020, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Immediately prior to the start of the Annual Meeting, you will need to log back into the meeting site using your control number. You must register before the meeting starts.

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Beneficial Owners. Beneficial owners who wish to attend the Annual Meeting must obtain a legal proxy from the stockholder of record and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial owners should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Annual Meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial owners should contact Continental Stock Transfer on or before July 16, 2020.

Shareholders will also have the option to listen to the Annual Meeting by telephone by calling:

●	Within the U.S. and Canada: (877) 770-3647 (toll-free)

●	Outside of the U.S. and Canada: (312) 780-0854 (standard rates apply)

The passcode for telephone access: [●]. You will not be able to vote or submit questions unless you register for and log in to the Annual Meeting webcast as described above.

What happens if I do not provide voting instructions to my bank, broker or other nominee?

If you are a beneficial owner and do not provide your bank, broker or other nominee with voting instructions and do not obtain a legal proxy, under the rules of various national and regional securities exchanges, the bank, broker or other nominee may generally vote on routine matters but cannot vote on non-routine matters. If the bank, broker or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the bank, broker or other nominee will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” The Director Election Proposal, the 2014 Plan Proposal and the ESPP Proposal generally are considered non-routine proposals. Therefore, broker non-votes generally may occur with respect to these matters in connection with the Annual Meeting.

How do I revoke my proxy or voting instructions?

A record holder may revoke his, her or its proxy by (i) submitting a subsequent written notice of revocation that is received by the Company’s Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting via the Annual Meeting webcast. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy. Stockholders may send written notice of revocation to the Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

Beneficial owners should refer to the materials provided to them by their bank, broker or other nominee for information on changing their voting instructions.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Similarly, a “broker non-vote” may occur with respect to shares held in street name, when the bank, broker or other nominee is not permitted to vote such stock on a particular matter as described above. The shares subject to a proxy which are not being voted on a particular matter because of a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

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How many votes are required to approve each proposal?

Director Election Proposal. Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, abstentions and broker non-votes will not have any effect on the election.

November 2019 Alto Transaction Proposal. Approval, for the purposes of Nasdaq Listing Rule 5635, of the issuance of shares of the Company’s common stock to Alto B and Alto C under the Senior Secured Convertible Notes issued by the Company in November 2019 requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

April 2020 Alto Transaction Proposal. Approval, for the purposes of Nasdaq Listing Rule 5635, of the issuance of shares of the Company’s common stock to Alto B under the Senior Convertible Notes issued by the Company in November 2019 requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Authorized Capital Proposal. Approval of the amendment to the Company’s Certificate of Incorporation requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

2014 Plan Proposal. Approval of the amendment of the 2014 Plan requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

ESPP Proposal. Approval of the amendment of the ESPP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Accountant Ratification Proposal. Ratification of the appointment of Citrin Cooperman & Company, LLP requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon. Abstentions, which are considered present and entitled to vote on this matter, will have the same effect as a vote “AGAINST” this proposal. Broker non-votes, which are not considered present and entitled to vote on this matter, will not have any effect on the vote with respect to this proposal.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

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THE DIRECTOR ELECTION PROPOSAL

The Board is divided into three classes, Class A, Class B and Class C. Currently, there are two directors in Class A, Ronald M. Sparks and David S. Battleman, M.D., whose terms expire at this Annual Meeting, two directors in Class B, James L. Cox, M.D. and David Weild IV, whose terms expire at 2021 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the 2022 annual meeting of stockholders. Accordingly, at this Annual Meeting, the Company’s stockholders will elect two Class A directors, to hold office until the third succeeding annual meeting and until their respective successors are duly elected and qualified.

The Board is nominating the current Class A directors, Ronald M. Sparks and David S. Battleman, M.D., for election as the Class A directors. Biographical information about the nominees can be found in “Directors and Executive Officers” below.

Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Required Vote and Recommendation

Nominees that receive the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon, will be elected as directors.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE LISTED ABOVE.

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THE ALTO TRANSACTION PROPOSALS

On November 3, 2019, the Company entered into a securities purchase agreement (the “November SPA”) with Alto B and Alto C, and pursuant thereto, on November 4, 2019, the Company consummated the sale to Alto B and Alto C of Senior Secured Convertible Notes with an aggregate initial principal amount of $14,000,000 (the “November Convertible Notes”) in a private placement. Each of Alto B and Alto C received one Series A November Convertible Note with an initial principal amount of $3,500,000 (an aggregate of $7,000,000 for both investors) and one Series B November Convertible Note with an initial principal amount of $3,500,000 (an aggregate of $7,000,000 for both investors). In addition, on April 30, 2020, the Company entered into a Securities Purchase Agreement (the “April SPA”) with Alto B and, pursuant thereto, the Company simultaneously consummated the sale to Alto B of a Senior Convertible Note with an initial principal amount of $4,111,111 (the “April Convertible Note”) in a private placement.

Pursuant to Nasdaq Rule 5635, stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

In light of this rule, the November SPA and the November Convertible Notes and the April SPA and the April Convertible Note provide that, unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company is prohibited from issuing any shares of common stock pursuant to the terms of the November Convertible Notes or the April Convertible Note, if (i) the issuance of such shares of common stock pursuant to the November Convertible Notes would exceed 19.99% of the Company’s outstanding shares of common stock as of November 3, 2019, or (ii) the issuance of such shares of common stock pursuant to the April Convertible Notes would exceed 19.99% of the Company’s outstanding shares of common stock as of April 29, 2020, or in either case, if such issuance would otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq. Furthermore, the Company agreed to hold a stockholder meeting, by no later than July 31, 2020, to approve resolutions authorizing the issuance of shares of the Company’s common stock under the November Convertible Notes and the April Convertible Note for the purposes of compliance with the stockholder approval rules of Nasdaq.

Accordingly, at the Annual Meeting, stockholders will vote on separate proposals to approve (i) the issuance of securities in the transaction contemplated by the November SPA and the November Convertible Notes and (ii) the issuance of securities in the transaction contemplated by the April SPA and the April Convertible Note.

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The November 2019 Alto Transaction Proposal

Each November Convertible Note was sold with an original issue discount of $350,000. Each of Alto B and Alto C paid for its Series A November Convertible Note by delivering $3,150,000 in cash (an aggregate of $6,300,000 in cash from both investors) and paid for its Series B November Convertible Note by delivering an promissory note (an “Investor Note”) with an initial principal amount of $3,150,000 (an aggregate of $6,300,000 of initial principal of Investor Notes from both investors). On March 30, 2020, Alto B and Alto C delivered an additional $6,300,000 in cash in full satisfaction of the Investor Notes. As a result of such payment, the terms of the Series B November Convertible Notes are identical to those of the Series A November Convertible Notes. After deducting advisory fees and the estimated expenses associated with the offering, the net cash proceeds to the Company were approximately $11,781,000.

The November Convertible Notes are convertible into shares of the Company’s common stock at the election of the holders at a fixed conversion price. See “—The November Convertible Notes—Conversion” below. In addition, subject to the satisfaction of customary equity conditions (including minimum price and volume thresholds), the Company can elect to pay interest and principal installments of the November Convertible Notes in shares of its common stock at a price based on the current market price. See “—The November Convertible Notes—General” below. Under the terms of the November Convertible Notes:

●	The maximum price at which the November Convertible Notes may be converted, and the maximum price per share used for payments of interest and principal in shares of common stock, is the fixed conversion price then in effect, which presently is $1.60 per share. Assuming all future principal and interest after May 27, 2020 is converted or paid in shares of common stock at such price, the Company would issue an additional 7,596,077 shares.

●	Without the holder’s consent, the Company may not pay interest and principal in shares of common stock, if the recent market price of the common stock as determined in accordance with the November Convertible Notes is less than $0.50 per share. Assuming the recent market price satisfies this condition, and assuming the market price used for payments of principal and interest as determined in accordance with the November Convertible Notes is $0.50, the price per share used for payments of interest and principal in shares of common stock would be $0.4125. Assuming all interest and principal after May 27, 2020 is paid in shares of common stock at such price, the Company would issue an additional 29,463,570 shares.

●	The floor price per share at which the November Convertible Notes may be converted, and the floor price per share used for payments of interest and principal in shares of common stock, is $0.18. Assuming all future principal and interest after May 27, 2020 is converted or paid in shares of common stock at such price, the Company would issue an additional 67,520,682 shares.

Because the number of shares to be issued may depend on the current market price as described above and in certain other circumstances (subject to the maximum price and floor price), and because the Company cannot predict the market price of its common stock at any future date, the Company is unable to predict the exact number of shares that will be issued under the November Convertible Notes.

Notwithstanding the foregoing, as further described below, the holder is prohibited from converting the November Convertible Note, and any payments of interest and principal in shares of common stock will be held in abeyance, to the extent the holder would beneficially own more than 4.99% (or 9.99%, if the holder elects the higher threshold) of the Company’s outstanding shares of common stock after such conversion or payment.

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The November SPA contains certain representations and warranties, covenants and indemnities customary for similar transactions. In addition, under the agreement (as modified by waivers in the April SPA), the Company agreed to hold a stockholder meeting, by no later than July 31, 2020, to approve resolutions authorizing (i) an increase in the authorized shares of the Company’s common stock from 100,000,000 to 150,000,000 shares, and (ii) the issuance of shares of the Company’s common stock under the November Convertible Notes for the purposes of compliance with the stockholder approval rules of Nasdaq. The Company will be obligated to continue to seek stockholder approval quarterly until such approval is obtained.

The November Convertible Notes

General

The November Convertible Notes require the Company to make an amortization payment on March 30, 2020, on the 15th day of the month and the last trading day of the month for each month thereafter, and on the maturity date (each, an “Installment Date”). On each Installment Date, the Company is required to amortize an amount (an “Installment Amount”) equal to $94,595 of each November Convertible Note, together with interest and late charges, if any, thereon. The Installment Amount may be satisfied in shares of the Company’s common stock, subject to customary equity conditions (including minimum price and volume thresholds), at 100% of the Installment Amount (an “Installment Conversion”) or otherwise (or at the Company’s option, in whole or in part) in cash at 115% of the Installment Amount (an “Installment Redemption”).

If the Company satisfies the equity conditions (or a noteholder waives any failure to meet such conditions) and elects to effect an Installment Conversion, the Company will convert the portion of the Installment Amount subject to such Installment Conversion into shares of the Company’s common stock at a price per share equal to the lower of (i) the fixed conversion price then in effect, and (ii) 82.5% of the market price of the Company’s common stock, as determined in accordance with the November Convertible Notes, but not less than the floor price. Notwithstanding anything in the applicable November Convertible Note to the contrary, the aggregate Installment Amounts due with respect to a noteholder’s Series A November Convertible Note and Series B November Convertible Note may be allocated by such noteholder among the Series A November Convertible Note and Series B November Convertible Note as set forth in a written notice to the Company.

The noteholder may elect to defer an Installment Amount until a subsequent Installment Date selected by the noteholder. Pursuant to this right, the noteholders deferred the Installment Amounts for March 30, 2020, April 15, 2020 and April 30, 2020. In the event the Company elects to convert an Installment Amount, the noteholder may elect to accelerate the conversion of future Installment Amounts to the current Installment Date.

On the maturity date, which generally is September 30, 2021, but is subject to extension in certain limited circumstances, the Company will pay to the noteholder an amount in cash representing 115% of all outstanding principal, accrued and unpaid interest and accrued and unpaid late charges, except to the extent such amount is paid as an installment in shares of the Company’s common stock as described above.

Interest

Each November Convertible Note accrues interest at the rate of 7.875% per annum, except that the Series B November Convertible Note accrued interest at the rate of 3.0% per annum until the Investor Note was repaid. After the maturity date, interest will be payable bi-monthly on the 15th day and the last trading day of each month in shares of the Company’s common stock, subject to the satisfaction of customary equity conditions (including minimum price and volume thresholds), or otherwise (or at the Company’s option, in whole or in part), in cash. Such common stock, when issued, shall be issued at a price per share equal to the lower of (i) the fixed conversion price then in effect, and (ii) 82.5% of the market price of the Company’s common stock, as determined in accordance with the November Convertible Notes, but not less than the floor price. During the period commencing on March 30, 2020 through the maturity date, interest will be payable by inclusion of such interest in the amounts to be converted or redeemed, as applicable, on the applicable Installment Date as described above. After the occurrence and during the continuance of an Event of Default (as defined in the November Convertible Notes), the November Convertible Notes will accrue interest at the rate of 18.0% per annum. See “—Events of Default” below.

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Conversion

Each November Convertible Note is convertible, at the option of the noteholder, into shares of the Company’s common stock at an initial fixed conversion price of $1.60 per share. The fixed conversion price is subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction. If the Company enters into any agreement to issue (or issues) any variable rate securities, the noteholder has the additional right to substitute such variable price (or formula) for the conversion price. In connection with the occurrence of certain Events of Default, a noteholder will be entitled to convert all or any portion of a November Convertible Note at an alternate conversion price equal to the lower of (i) the fixed conversion price then in effect, and (ii) 80% of the market price of the Company’s common stock, as determined in accordance with the November Convertible Notes, but not less than the floor price.

Conversion Limitation and Exchange Cap

A noteholder will not have the right to convert any portion of a November Convertible Note, to the extent that, after giving effect to such conversion, the noteholder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of the Company’s common stock outstanding immediately after giving effect to such conversion. The noteholder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.

In addition, unless the Company obtains the approval of its stockholders as required by Nasdaq and as contemplated by this proposal, the Company is prohibited from issuing any shares of common stock upon conversion of the November Convertible Notes or otherwise pursuant to the terms of the November Convertible Notes, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock as of November 3, 2019 or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq.

Events of Default

Each November Convertible Note includes certain customary Events of Default, including, among other things, the breach of the financial covenant described in “—Covenants” below and the failure of Lishan Aklog, M.D., the Company’s Chairman and Chief Executive Officer, and Dennis McGrath, the Company’s President and Chief Financial Officer, to each serve as officers of the Company.

In connection with an Event of Default, a noteholder may require the Company to redeem in cash any or all of a November Convertible Note. The redemption price will equal 132.5% of the outstanding principal of the November Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, or (except in the case of certain Events of Default relating to bankruptcy) an amount equal to market value of the shares of the Company’s common stock underlying the November Convertible Note, as determined in accordance with the November Convertible Note, if greater.

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Change of Control

In connection with a Change of Control (as defined in the November Convertible Notes), a noteholder may require the Company to redeem all or any portion of each November Convertible Note. The redemption price per share will equal the greatest of (i) 115% of the outstanding principal of the November Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, (ii) 115% of the market value of the shares of the Company’s common stock underlying the November Convertible Note, as determined in accordance with the November Convertible Notes, and (iii) 115% of the aggregate cash consideration that would have been payable in respect of the shares of the Company’s common stock underlying the November Convertible Note, as determined in accordance with the November Convertible Notes.

Subsequent Placement Optional Redemption

At any time after the earlier of the date a noteholder becomes aware of any placement by the Company of equity or equity-linked securities or the date of consummation of such a placement, subject to certain limited exceptions, the noteholder will have the right to have us redeem a portion of each November Convertible Note not in excess of 50% of the net proceeds from such placement. The amount redeemed with respect to a noteholder’s Series A November Convertible Note and Series B November Convertible Note may be allocated by the noteholder among the Series A November Convertible Note and the Series B November Convertible Note as set forth in a written notice to the Company. If the noteholder is participating in any such placement, the noteholder may apply the redemption amount against the purchase price of the securities in such placement.

Covenants

The Company will be subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters. The Company also will be subject to a financial covenant that, as modified by waivers contained in the April SPA, requires it to maintain available cash in the amount of $1,750,000 at the end of each fiscal quarter.

Security Interest

The November Convertible Notes are secured by a first priority security interest in all of the Company’s assets and the assets of its current and future Significant Subsidiaries (as defined in the November SPA).

Reasons for the Transaction and Effect on Current Shareholders

The Board has determined that the ability to issue securities pursuant to the November Convertible Notes is in the best interests of the Company and its stockholders because the payment of interest and principal in shares of common stock, and the right of the holders to convert the November Convertible Notes, allows the Company to preserve liquidity for other corporate purposes, including the payment of costs and expenses necessary for the commercialization of its products.

The issuance of securities pursuant to the November Convertible Notes will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

Each November Convertible Note provides that the holder is prohibited from converting the note, and any payments of interest and principal in shares of common stock will be held in abeyance, to the extent the holder would beneficially own more than 4.99% (or 9.99%, if the holder elects the higher threshold) of the Company’s outstanding shares of common stock after such conversion or payment. Unlike Nasdaq Rule 5635 and the corresponding provisions of the November SPA and each November Convertible Note, which limit the aggregate number of shares the Company may issue to the holder of each November Convertible Note, this beneficial ownership limitation limits the number of shares the holder may beneficially own at any one time. Consequently, the number of shares the holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the holder may sell some or all of the shares it receives under the November Convertible Note, permitting it to acquire additional shares in compliance with the beneficial ownership limitation. The Company is not seeking shareholder approval to lift such ownership limitation.

Required Vote and Recommendation

Approval of the November 2019 Alto Transaction Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

At the request of the holders of the November Convertible Notes, holders of 11.3% of the Company’s outstanding shares of common stock have entered into voting agreements, pursuant to which they have agreed to vote in favor of the November 2019 Alto Transaction Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE NOVEMBER 2019 ALTO TRANSACTION PROPOSAL.

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The April 2020 Alto Transaction Proposal

The April Convertible Note was sold with an original issue discount of $411,111, for gross proceeds to the Company of $3,700,000. After deducting advisory fees and the estimated expenses associated with the offering, the net proceeds to the Company were approximately $3,579,750.

The April Convertible Note is convertible into shares of the Company’s common stock at the election of the holders at a fixed conversion price of $5.00 per share, or approximately 822,222 shares. However, because the number of shares to be issued may depend on the current market price in certain circumstances (subject to a maximum price equal to the fixed conversion price and floor price as specified in the April Convertible Note), and because the Company cannot predict the market price of its common stock at any future date, the Company is unable to predict the exact number of shares that will be issued under the November Convertible Notes.

Notwithstanding the foregoing, the holder is prohibited from converting the April Convertible Note, and any payments of interest and principal in shares of common stock will be held in abeyance, to the extent the holder would beneficially own more than 4.99% (or 9.99%, if the holder elects the higher threshold) of the Company’s outstanding shares of common stock after such conversion or payment.

The April SPA contains certain representations and warranties, covenants and indemnities customary for similar transactions. In addition, under the agreement, the Company agreed to hold a stockholder meeting, by no later than July 31, 2020, to approve resolutions authorizing (i) an increase in the authorized shares of the Company’s common stock from 100,000,000 to 150,000,000 shares, and (ii) the issuance of shares of the Company’s common stock under the November Convertible Notes and the April Convertible Note for the purposes of compliance with the stockholder approval rules of Nasdaq. The Company will be obligated to continue to seek stockholder approval quarterly until such approval is obtained.

The April Convertible Note

Payment

On the maturity date, the Company will pay to the noteholder an amount in cash representing all outstanding principal, accrued and unpaid interest and accrued and unpaid late charges. The stated maturity date of the April Convertible Note is April 30, 2022, but the maturity date is subject to extension in certain limited circumstances. Except as specifically permitted by the April Convertible Note, the Company may not prepay any portion of the outstanding principal, accrued and unpaid interest or accrued and unpaid late charges.

Interest

The April Convertible Note accrues interest at the rate of 7.875% per annum and is payable in cash monthly on the last trading day of each month. After the occurrence and during the continuance of an Event of Default (as defined in the April Convertible Note), the April Convertible Note will accrue interest at the rate of 18.0% per annum. See “—Events of Default” below.

Conversion

The April Convertible Note is convertible, at the option of the noteholder, into shares of the Company’s common stock at an initial fixed conversion price of $5.00 per share. The fixed conversion price is subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transaction. If the Company enters into any agreement to issue (or issues) any variable rate securities, the noteholder has the additional right to substitute such variable price (or formula) for the conversion price. In connection with the occurrence of certain Events of Default, a noteholder will be entitled to convert all or any portion of the April Convertible Note at an alternate conversion price equal to the lower of (i) the conversion price then in effect, and (ii) 80% of the market price of the Company’s common stock, as determined in accordance with the April Convertible Note, but not less than the floor price specified in the April Convertible Note.

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Conversion Limitation and Exchange Cap

A noteholder will not have the right to convert any portion of the April Convertible Note, to the extent that, after giving effect to such conversion, the noteholder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of the Company’s common stock outstanding immediately after giving effect to such conversion. The noteholder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to the Company of such increase.

In addition, unless the Company obtains the approval of its stockholders as required by Nasdaq and as contemplated by this proposal, the Company is prohibited from issuing any shares of common stock upon conversion of the April Convertible Note or otherwise pursuant to the terms of the April Convertible Note, if the issuance of such shares of common stock would exceed 19.99% of the Company’s outstanding shares of common stock as of April 29, 2020 or otherwise exceed the aggregate number of shares of common stock which the Company may issue without breaching its obligations under the rules and regulations of Nasdaq.

Events of Default

The April Convertible Note includes certain customary Events of Default, including, among other things, the breach of the financial covenant described in “—Covenants” below and the failure of Lishan Aklog, M.D., the Company’s Chairman and Chief Executive Officer, and Dennis McGrath, the Company’s President and Chief Financial Officer, to each serve as officers of the Company.

In connection with an Event of Default, a noteholder may require the Company to redeem in cash any or all of the April Convertible Note. The redemption price will equal 115% of the outstanding principal of the April Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, or (except in the case of certain Events of Default relating to bankruptcy), if greater, an amount equal to market value of a share of the Company’s common stock multiplied by the amount to be redeemed divided by the conversion price, as determined in accordance with the April Convertible Note.

Redemption Rights

Change of Control. In connection with a Change of Control (as defined in the April Convertible Note), a noteholder may require the Company to redeem all or any portion of the April Convertible Note. The redemption price will equal the greatest of (i) 115% of the outstanding principal of the April Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon, (ii) 115% of the market value of the shares of the Company’s common stock underlying the April Convertible Note, as determined in accordance with the April Convertible Note, and (iii) 115% of the aggregate cash consideration that would have been payable in respect of the shares of the Company’s common stock underlying the April Convertible Note, as determined in accordance with the April Convertible Note.

Subsequent Placement. At any time after the earlier of the date a noteholder becomes aware of any placement by the Company of equity or equity-linked securities or the date of consummation of such a placement, subject to certain limited exceptions, the noteholder will have the right to have the Company redeem a portion of the April Convertible Note not in excess of 100% of the net proceeds from such placement (less any portion of such proceeds used by the Company to redeem a portion of the November Convertible Notes at the election of the holders thereof). The redemption price will be 115% of the outstanding principal of the April Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon. If the noteholder is participating in any such placement, the noteholder may apply the redemption price against the purchase price of the securities in such placement.

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Holder Optional Redemption. At any time from and after October 30, 2020, the noteholder will have the right, in its sole discretion, to require the Company to redeem all, or any portion, of the April Convertible Note. The redemption price will be 115% of the outstanding principal of the April Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon.

Company Optional Redemption. At any time, the Company will have the right to redeem all, but not less than all, of the April Convertible Note. The redemption price will be 115% of the outstanding principal of the April Convertible Note to be redeemed, and accrued and unpaid interest and unpaid late charges thereon.

Covenants

The Company will be subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters. The Company also will be subject to a financial covenant that requires it to maintain available cash in the amount of $1,750,000 at the end of each fiscal quarter.

Reasons for the Transactions and Effect on Current Shareholders

The Board has determined that the ability to issue securities pursuant to the April Convertible Note is in the best interests of the Company and its stockholders. In making this determination, the Board considered that the issuance of shares of the Company’s common stock pursuant to the April Convertible Note will be at a price less than $5.00 per share only in certain limited circumstances, which include (i) the entry into an agreement to issue (or the issuance) by the Company of variable price securities, resulting in the substitution of the variable price (or formula) for the fixed conversion price under the April Convertible Note, and (ii) conversions by the noteholder at the alternate conversion price in connection with the occurrence of certain Events of Default. See “—Conversion” above.

The issuance of securities pursuant to the April Convertible Note will not affect the rights of the holders of outstanding common stock, but such issuances will have a dilutive effect on the existing shareholders, including the voting power and economic rights of the existing shareholders.

The April Convertible Note provides that the holder is prohibited from converting the note to the extent the holder would beneficially own more than 4.99% (or 9.99%, if the holder elects the higher threshold) of the Company’s outstanding shares of common stock after such conversion or payment. Unlike Nasdaq Rule 5635 and the corresponding provisions of the April SPA and the April Convertible Note, which limit the aggregate number of shares the Company may issue to the holder of the April Convertible Note, this beneficial ownership limitation limits the number of shares the holder may beneficially own at any one time. Consequently, the number of shares the holder may beneficially own in compliance with the beneficial ownership limitation may increase over time as the number of outstanding shares of common stock increases over time. In addition, the holder may sell some or all of the shares it receives under the April Convertible Note, permitting it to acquire additional shares in compliance with the beneficial ownership limitation. The Company is not seeking shareholder approval to lift such ownership limitation.

Required Vote and Recommendation

Approval of the April 2020 Alto Transaction Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

At the request of the holder of the April Convertible Note, holders of 11.3% of the Company’s outstanding shares of common stock have entered into voting agreements, pursuant to which they have agreed to vote in favor of the April 2020 Alto Transaction Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APRIL 2020 ALTO TRANSACTION PROPOSAL.

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THE AUTHORIZED CAPITAL PROPOSAL

On March 12, 2020, the Board unanimously adopted and declared the advisability of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock the Company is authorized to issue by 50,000,000 shares, from 100,000,000 shares to 150,000,000 shares. The Board further directed that this amendment be considered at the next annual meeting of stockholders. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve this amendment.

The form of the certificate of amendment is attached as Annex A to this proxy statement. If approved by the stockholders, the amendment to the Company’s Certificate of Incorporation will become effective upon the filing of the certificate of amendment with the Delaware Secretary of State, which will occur as soon as reasonably practicable after the Annual Meeting.

Description of the Amendment to the Certificate of Incorporation

If the amendment to the Company’s Certificate of Incorporation is approved, the Board will be authorized to issue the additional shares of common stock, in its discretion, without further approval of the stockholders, and the Board does not intend to seek stockholder approval prior to any issuance of the shares of common stock, unless stockholder approval is required by applicable law or securities exchange rules.

The additional shares of common stock for which authorization is sought would be identical to the shares of common stock the Company is presently authorized to issue. Holders of the common stock do not have preemptive rights to subscribe to additional securities which may be issued by the Company. The holders of the common stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of the common stock voted in an election of directors can elect all of the Company’s directors. The holders of the common stock are entitled to receive dividends when, as, and if declared by the Board out of funds legally available therefor. The Company has never paid dividends on its shares of common stock. In the event of the Company’s liquidation, dissolution or winding up, the holders of the common stock are entitled to share ratably in all assets remaining available for distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. There is no redemption or sinking fund provision applicable to the common stock.

The Company’s Certificate of Incorporation also authorizes the Company to issue 20,000,000 shares of preferred stock, of which 1,179,872 shares of Series B Preferred Stock were issued and outstanding as of the May 27, 2020.

Reasons for the Amendment to the Certificate of Incorporation

As of May 27, 2020, 46,926,897 shares of the common stock were issued and outstanding. In addition, as of such date:

●	6,473,529 shares of common stock were subject to outstanding options issued to officer, directors, employees and consultants,

●	17,196,857 shares of common stock were subject to outstanding warrants,

●	53,000 shares of common stock and 53,000 Series Z Warrants were subject to outstanding unit purchase options issued to the selling agent in the Company’s initial public offering and its designees,

●	1,179,872 shares were subject to outstanding convertible preferred stock,

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●	27,623,514 shares were reserved for issuance under the Senior Secured Convertible Note issued in December 2018, the November 2019 Convertible Notes and the April 2020 Convertible Note,

●	328,406 shares of common stock were reserved for issuance but not subject to outstanding awards under the Company’s long-term incentive equity plan (2,328,406 shares of common stock will be so reserved if the 2014 Plan Proposal is approved), and

●	12,962 shares of common stock were reserved for issuance under the ESPP (512,962 shares of common stock will be so reserved if the ESPP Proposal is approved).

The Board believes approval of the amendment is in the best interests of the Company and its stockholders. In addition, under the November SPA and the April SPA, as described in “The Alto Transaction Proposals,” the Company agreed to hold a stockholder meeting, by no later than July 31, 2020, to approve resolutions authorizing, among other things, the increase in authorized shares of contemplated by this proposal.

The authorization of additional shares of common stock will enable the Company to meet its obligations under its outstanding options, warrants and convertible securities, and its equity compensation plans, while retaining flexibility to respond to future business needs and opportunities. For example, the additional shares may be used for additional equity awards to the Company’s employees, for financing the Company’s business, for acquiring other businesses, or for forming strategic partnerships and alliances. The Company explores opportunities for strategic transactions that could result in the issuance of common stock, including equity capital raises, as they arise or as the Company’s needs require. Although the Company frequently reviews various transactions, the Company has no current agreement or commitment to issue additional shares of its common stock, except for issuances of common stock upon the exercise of its outstanding options and warrants and the conversion of its outstanding convertible preferred stock and notes.

The issuance of additional shares of common stock for which authorization is sought may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the Company’s capital stock. It may also adversely affect the market price of the common stock. However, if the issuance of additional shares of common stock allows the Company to pursue its business plan and grow its business, the market price of the common stock may increase.

While not intended as an anti-takeover provision, the additional shares of common stock for which authorization is sought could also be used by management to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock to purchasers who would oppose a takeover or favor the current Board. Although the amendment to the Company’s Certificate of Incorporation has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), approval of the proposal could facilitate future efforts by management to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and the amendment is not being presented with the intent that it be utilized as a type of anti-takeover device or to secure management’s positions within the Company.

Required Vote and Recommendation

Approval of the Authorized Capital Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote thereon. Neither Delaware law, nor the Company’s Certificate of Incorporation or bylaws, provides for appraisal or other similar rights for dissenting stockholders in connection with the Authorized Capital Proposal. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

At the request of the holder of the Convertible Note, holders of 11.3% of the Company’s outstanding shares of common stock have entered into voting agreements, pursuant to which they have agreed to vote in favor of the Authorized Capital Proposal.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED CAPITAL PROPOSAL.

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THE 2014 PLAN PROPOSAL

The 2014 Plan authorizes the award of stock-based incentives to eligible employees, officers, directors, and consultants, as described below. On March 12, 2020, the Board approved an amendment to the 2014 Plan to increase the total number of shares available under the 2014 Plan by 2,000,000 shares, from 7,951,081 shares to 9,951,081 shares, subject to approval by the Company’s stockholders. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve this amendment. However, the 2014 Plan Proposal is contingent upon the approval of the Authorized Capital Proposal and will not be presented if the Authorized Capital Proposal is not approved.

The Company’s directors and executive officers currently are permitted to participate in the 2014 Plan, and therefore they have an interest in this proposal.

The form of the amended and restated 2014 Plan is attached as Annex B to this proxy statement.

Reasons for the Amendment to the 2014 Plan

The Company plans to make equity grants in connection with new hires and promotions and in connection with its annual employee reviews. The Company believes its employees are valuable assets. Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in the Company’s industry. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of stockholder value, thereby aligning the interests of such individuals with those of stockholders generally.

The Company has granted, net of forfeitures, restricted stock awards and options to purchase 7,622,675 out of the 7,951,081 shares presently available under the 2014 Plan. The Board believes that increased capacity to make equity awards provided by the amendment is essential to the Company’s continued growth, and therefore in the best interest of its stockholders. In particular, the Board is recommending approval of this increase to facilitate the recruiting and hiring of personnel as the Company commences the commercial launch of its initial products, including CarpX and EsoCheck, which have received 510(k) market clearance from the Food and Drug Administration (the “FDA”), and EsoGuard, which has been established as laboratory developed test and therefore does not require FDA approval.

Summary of the 2014 Plan

The following is summary of the principal features of the 2014 Plan. The summary is qualified in its entirety by reference to the full text of the 2014 Plan, which is set forth in Annex B.

Purpose

The purpose of the 2014 Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

Administration

The 2014 Plan is administered by the Board or by a committee of the Board. In this summary, references to the “committee” are to the committee administering the plan or, if no such committee is designated, the Board. The committee will be comprised solely of “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Presently, the 2014 Plan is administered by the compensation committee. Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

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Stock Subject to the 2014 Plan

Assuming the 2014 Plan Proposal is approved, there will be 9,951,081 shares of Company common stock for issuance under the 2014 Plan. Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2014 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the Company will not be available for future award grants under the plan.

Under the 2014 Plan, in the event of a change in the number of shares of Company common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

The closing sale price of the Company’s common stock was $[●] per share on the record date, June 3, 2020.

Eligibility

The Company may grant awards under the 2014 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to the Company and who are deemed to have contributed, or to have the potential to contribute, to its success. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of the Company or its subsidiaries. Based on the current number of employees and consultants of the Company and on the current size of the Board, the Company estimates that approximately 25 individuals (including the Company’s directors and named executive officers) are eligible for awards under the 2014 Plan.

Types of Awards

Options. The 2014 Plan provides both for “incentive” stock options as defined in Section 422 of Internal Revenue Code of 1986, as amended (the “Code”), and for options not qualifying as incentive options, both of which may be granted with any other stock-based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of Company stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of the Company’s plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within 10 years from the effective date of the 2014 Plan. An incentive stock option may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of Company stock.

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Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to the Company specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in Company securities or in a combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder or by domestic relations order to a family member of the holder or may transfer a non-qualified stock option to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by the Company or one of its subsidiaries at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter. Similarly, should a holder die while employed by the Company or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the Board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter. If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by the Company without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2014 Plan, the Company may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or the Company may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the 2014 Plan, the Company may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from the Company, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

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The 2014 Plan requires that all shares of restricted stock awarded to the holder remain in the Company’s physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. The Company will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a stockholder, including the right to vote the shares.

Other Stock-Based Awards. Under the 2014 Plan, the Company may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of the Company’s subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2014 Plan or any of the Company’s other plans.

Accelerated Vesting and Exercisability

If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then immediately prior to the closing of such acquisition, the vesting periods of any and all stock options and other awards granted and outstanding under the 2014 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Board, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2014 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the Company upon the tender by the Company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2014 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the Code.

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Award Limitation

No participant may be granted awards under the plan in any calendar year for more than 10% of the total number of shares issued or available for issuance under the plan (which, after the amendment contemplated by this proposal, would be 995,108 shares).

Other Limitations

The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right or other award with a higher exercise price.

Withholding Taxes

When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of Company common stock. The obligations of the Company under the 2014 Plan are contingent on such arrangements being made.

Term and Amendments

Unless terminated by the Board, the 2014 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the initial effective date of the plan. The Board may at any time, and from time to time, amend the plan or any award agreement, but no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the 2014 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. The Company will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and the Company will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

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Non-Qualified Stock Options. With respect to non-qualified stock options:

●	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of Company common stock on the date of grant;

●	upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

●	the Company will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the Code to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and the Company will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

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On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), the Company generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by the Company subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by the Company.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the 2014 Plan may constitute deferred compensation subject to the Section 409A requirements. It is the Company’s intention that any award agreement governing awards subject to Section 409A will comply with these rules, but makes no representation or warranty to that effect.

New Plan Benefits

The benefits that will be awarded or paid in connection with the 2014 Plan are not currently determinable. Awards granted under the 2014 Plan are within the discretion of the committee and the committee has not determined any future awards or who might receive them.

Required Vote and Recommendation

Approval of the 2014 Plan Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE 2014 PLAN PROPOSAL.

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THE ESPP PROPOSAL

The ESPP is a benefit that the Company makes broadly available to its employees and employees of certain of its subsidiaries that allows them to purchase shares of the Company’s common stock at a discount. On March 12, 2020 the Board approved an amendment to the ESPP to increase the total number of shares authorized for employee purchase under the ESPP by 500,000 shares, from 250,000 shares to 750,000 shares, subject to approval by the Company’s stockholders. Accordingly, at the Annual Meeting, stockholders will vote on a proposal to approve this amendment. However, the ESPP Proposal is contingent upon the approval of the Authorized Capital Proposal and will not be presented if the Authorized Capital Proposal is not approved.

The Company’s executive officers generally are permitted to participate in the ESPP, unless excluded as “highly compensated employees” or otherwise as described below, and therefore they have an interest in this proposal.

The form of the amended and restated ESPP is attached as Annex C to this proxy statement.

Reasons for the Amendment to the ESPP

The Company believes that the ESPP is an essential tool that helps it compete for talent in the labor markets in which it operates. The Company also believes the ESPP is a crucial element in rewarding and encouraging current employees that promotes stock ownership by employees, which aligns their interests with those of the Company’s stockholders.

As of the date of this proxy statement, 12,962 shares remain available for issuance under the ESPP. The Company believes that the number of shares remaining available for issuance under the ESPP will not be sufficient for the expected levels of ongoing participation in the ESPP. Based on management’s forecasts, it is anticipated that the ESPP will not have enough shares available for purchase commencing in April 2020.

Therefore, increasing the number of shares available under the ESPP would be appropriate to help the Company meet the goals of its compensation strategy. The Board believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer employees the opportunity to acquire or increase their ownership interests in the Company. If the ESPP Proposal is approved, 512,962 shares will remain available for issuance under the ESPP. In considering its recommendation to seek stockholder approval for the additional shares, the Board considered the Company’s expectation that these shares would last until approximately April 2022.

Summary of the ESPP

The following is summary of the principal features of the ESPP. The summary is qualified in its entirety by reference to the full text of the ESPP, which is set forth in Annex C.

Purpose

The purpose of the ESPP is to encourage and enable eligible employees of the Company and certain of its subsidiaries to acquire property interests in the Company through ownership of the Company’s common stock. We believe that employees who participate in the ESPP will have a closer identification with the Company by virtue of their ability as stockholders to participate in our growth and earnings.

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General

The ESPP permits eligible employees to use payroll deductions, and loans from Carver Edison Capital, LLC or its designated broker-dealer (the “Lender”), to purchase shares of the Company’s common stock at a discount to the market price.

The payroll deductions accumulate over six-month Offering Periods (see “—Offering Periods” below), and the loan proceeds are disbursed on the last day of each Offering Period. On the first day of each Offering Period, each participant in the ESPP will automatically be granted an option to purchase as many whole shares of common stock as the participant will be able to purchase with the payroll deduction credited to his or her account during the Offering Period and with the loan proceeds if the participant has enrolled in the loan program. At the end of the Offering Period, the total payroll deductions of all participants and amounts borrowed under the loan program are used to purchase common stock directly from the Company at a discount to market price.

It is our intention that, for employees subject to U.S. tax, the ESPP will qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. See the section titled “—Federal Income Tax Consequences” below.

Eligibility

Any person, including any officer, who is employed by the Company or a designated subsidiary of the Company, is eligible to participate in the ESPP. Individuals are not eligible to participate in the ESPP if they provide services as an independent contractor. The Administrator (see “—Administration” below) may determine, as to any Offering Period, that the offer will not be extended to highly compensated employees within the meaning of Section 4l4(q) of the Code.

Number of Shares Offered

Assuming the ESPP Proposal is approved, there will be a maximum of 750,000 shares of common stock available for sale to participants under the ESPP. The shares of common stock to be delivered to participants will be from the Company’s authorized but unissued common stock. If any option granted under the ESPP terminates without having been exercised, the shares not purchased under such option will again become available for issuance. If the number of shares to be purchased at the end of an Offering Period exceeds the total number of shares available under the ESPP, the Administrator will make a pro rata allocation of shares, as determined in the Administrator’s sole discretion.

The closing sale price of the Company’s common stock was $[•] per share on the record date, June 3, 2020.

Administration

The Plan may be administered by the Board or by a committee of the Board. The Board or such committee, as applicable, is referred to as the “Administrator.” Presently, the ESPP is administered by the compensation committee.

The Administrator has the authority and responsibility for the day-to-day administration of the ESPP, which, to the extent permitted by applicable laws, it may delegate to a sub-committee. Subject to the provisions of the ESPP, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, but not limited to, interpreting the ESPP and adopting rules and regulations it deems appropriate to implement the ESPP, and making all other decisions relating to the operation of the ESPP.

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Enrollment, Contributions and Loans

Eligible employees may become participants in the ESPP and the loan program by enrolling during an open enrollment period. Eligible employees enroll by completing the appropriate forms and agreements, as directed by the Company or its designee. Following the end of each Offering Period, participants will be automatically re-enrolled in the next Offering Period, using the same rate of payroll contributions and loan amounts in effect during the prior Offering Period, unless they request otherwise, or they choose to withdraw from the ESPP, or their employment terminates or they are otherwise ineligible to participate, in each case, in accordance with the terms of the ESPP.

The amount of payroll deduction that a participant may select must be a whole percentage of at least 1%, but not more than 15%, of the participant’s cash compensation paid through the Company’s or a designated subsidiary’s payroll system for personal services rendered during the course of employment. The aggregate amount of the specified percentage will be deducted from the participant’s paychecks on an after-tax basis in installments each pay period during the term of the Offering Period. Payroll deductions will begin with the first Offering Period following a participant’s enrollment, and will remain in effect for successive Offering Periods until amended or the participant withdraws from the ESPP, in each case, in accordance with the terms of the ESPP.

In addition, eligible employees who have elected to participate in the loan program may borrow an amount equal to the difference between their payroll contribution rate and the maximum allowable contribution rate under the ESPP. The loan is repaid through the sale of a portion of the shares purchased by the participant under the ESPP.

Offering Periods

An Offering Period is the period established in advance by the Administrator during which payroll deductions are collected to purchase shares under the ESPP. Unless the Administrator determines otherwise, there are two Offering Periods that commence per year, each of approximately 6 months’ duration, with the first beginning on April 1 and the second beginning on October 1 (or the next day after such days that national stock exchanges are open for business).

Purchase of Shares

Shares purchased under the ESPP will be purchased at a discounted price equal to 85% of the lower of the fair market value of the Company’s common stock on the first day of the Offering Period or the fair market value of the Company’s common stock on the last day of the Offering period. The “fair market value” on a given date is the last sales price (in regular trading) of the Company’s common stock as furnished by Nasdaq or any other established stock exchange for the date in question or, if no sales of Common Stock were so furnished on that date, the last such price on the most recent preceding day on which prices were furnished.

Unless a participant withdraws from the ESPP, the option to purchase shares will be exercised automatically on the last day of the Offering Period for the number of whole shares which the sum of the accumulated payroll deductions and amounts borrowed under the loan program will purchase at the applicable purchase price.

However, no participant will be granted an option to purchase shares of common stock under the ESPP under which the participant’s right to purchase shares accrues at a rate that exceeds $21,250 for each calendar year. Additionally, no participant in the ESPP will be granted an option to purchase shares under the ESPP if, immediately after the option is granted, such participant would own or hold options to purchase shares representing five percent or more of the total combined voting power or value of the Company’s common stock.

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Termination of Participation

A participant may withdraw from the ESPP, in whole but not in part, at any time before the last day of the Offering Period. If a participant withdraws from the ESPP during an Offering Period, his or her option will be cancelled and all of the payroll deductions credited to his or her account will be refunded. In addition, if a participant’s employment ends for any reason during an Offering Period, including due to death, his or her option will be deemed cancelled, the participant will be deemed withdrawn from the Plan and all of the payroll deductions credited to his or her account will be refunded.

Non-Transferability

The options to purchase shares under the ESPP are not transferable. If a participant attempts to sell, pledge, assign, or transfer his or her option, the option will immediately terminate and all of the payroll deductions credited to the participant’s account will be refunded.

Adjustments; Certain Transactions

Upon any reclassification, recapitalization, stock split (including a stock dividend) or reverse stock split, any merger, combination, consolidation, or other reorganization, any spin-off, split-up, or similar extraordinary dividend distribution in respect of the common stock, or any exchange of common stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock, then the Administrator shall equitably and proportionately adjust, among other things, the number and type of securities that thereafter may be made the subject of options (including the specific share limits, maximums and numbers of shares set forth in the ESPP) and the number, amount and type of securities subject to and the purchase price of any outstanding options.

In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the state in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation), in the event of a Change in Control (as defined in the ESPP), or in the event the Company is liquidated, then all outstanding options under the ESPP shall automatically be exercised prior to the consummation of such sale, merger, reorganization, Change in Control or liquidation (which will be deemed to be the end of the Offering Period in such case).

Amendment and Termination

The Board may from time to time amend or terminate the ESPP in any manner it deems necessary or advisable, except that (i) no such action shall adversely affect any then outstanding and vested options under the ESPP unless such action is required to comply with applicable laws; (ii) the loan documents may only be amended in accordance with their terms; and (iii) no such action of the Board shall be effective without the approval of the Company’s shareholders if such approval is required by applicable laws. Upon the termination of the ESPP, the balance all of the payroll deductions credited to the participant’s account will be refunded.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of participation in the ESPP is only a summary of the general rules applicable to the grant and exercise of options under the plan and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

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The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. The ESPP also authorizes the grant of rights to purchase stock that do not qualify under Section 423 pursuant to the non-423 plan. Under an employee stock purchase plan that qualifies under Section 423, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the options. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which the shares were acquired or within one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs equal in an amount equal to such excess. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the Shares were acquired and more than one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (b) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

New Plan Benefits

The benefits that will be awarded or paid in connection with the ESPP are not currently determinable. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the common stock at various future dates, it is not possible to determine the benefits that will be received by employees if the increase in shares under the ESPP is approved by the Company’s stockholders. Non-employee directors and consultants are not eligible to participate in the ESPP.

Required Vote and Recommendation

Approval of the ESPP Proposal requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ESPP PROPOSAL.

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THE ACCOUNTANT RATIFICATION PROPOSAL

The Board has appointed Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. At the Annual Meeting, stockholders will vote on a proposal to ratify this appointment.

Marcum has served as the Company’s independent registered public accounting firm since the fiscal year ended December 31, 2019. While stockholder ratification of the Board’s decision to retain Marcum is not required by the Company’s bylaws or otherwise, the Board has chosen to submit that selection to the Company’s stockholders for ratification. If the Company’s stockholders fail to ratify the selection, the Board may, but is not required to, reconsider whether to retain that firm. Additionally, even if the selection is ratified, the Board may in its discretion direct the appointment of a different independent registered public accounting firm at any time during the fiscal year, if it determines that such a change would be in the best interests of the Company and its stockholders.

Marcum has advised the Company that the firm is independent with respect to the Company and its subsidiaries. The Company expects that representatives of Marcum will be present at the Annual Meeting to make statements and to respond to appropriate questions from the Company’s stockholders.

Change in Independent Registered Public Accounting Firm

On July 11, 2019, the Company engaged Marcum as its principal accountant to audit the Company’s financial statements. Marcum replaced Citrin Cooperman & Company, LLP (“Citrin”), who was dismissed as the Company’s principal accountant on the same date. The decision to change principal accountants was approved by the Company’s audit committee.

Citrin’s report on the financial statements for each of the two fiscal years preceding July 11, 2019 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern as described in the notes to the Company’s consolidated financial statements for each such fiscal year. Citrin’s report for each of the two fiscal years preceding July 11, 2019 did not otherwise contain an adverse opinion or a disclaimer of opinion, and was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding July 11, 2019, the Company did not have any disagreements with Citrin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Citrin, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred within the Company’s two most recent fiscal years or during the subsequent interim period preceding July 11, 2019.

During the Company’s two most recent fiscal years and the subsequent interim period preceding July 11, 2019, the Company did not consult Marcum regarding: either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either the subject of a disagreement (as described above) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Independent Registered Public Accounting Firm’s Fees and Services

The following table sets forth the fees billed for or in the years ended December 31, 2019 and 2018 by Marcum, the Company’s principal accountant commencing on July 11, 2019, and Citrin, the Company’s principal accountant prior to such date.

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	Year Ended December 31,
	2019	2018
Marcum LLP
Audit Fees (1)	$265,590	$—
Audit-Related Fees (2)	118,450	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total Fees	$384,040	$—
Citrin Cooperman & Company, LLP
Audit Fees (1)	$151,205	$191,150
Audit-Related Fees (2)	—	—
Tax Fees(3)	22,520	13,375
All Other Fees	—	—
Total Fees	$173,725	$204,525
Grand Total Fees	$557,765	$204,525

(1)	Audit fees consist of fees billed for professional services by the Company’s independent registered public accounting firm for audits and quarterly reviews of the Company’s consolidated financial statements during the years ended December 31, 2019 and 2018 and for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, including the issuance of consents in connection with registration statement filings with the SEC and comfort letters in connection with securities offerings. Citrin Cooperman & Company, LLP performed an audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2018 and performed a review of the Company’s unaudited interim consolidated financial statements as of and for the three months ended March 31, 2019. Marcum LLP performed a review of the Company’s unaudited interim consolidated financial statements as of and for the three and six months ended June 30, 2019, performed a review of the Company’s unaudited interim consolidated financial statements as of and for the three and nine months ended September 30, 2019, and performed an audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2019.

(2)	Audit related fees represent the aggregate fees billed for assurance and related professional services rendered by the Company’s independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)	Tax fees represent the aggregate fees billed for professional services rendered by the Company’s independent registered public accounting firm for tax compliance, tax advice, and tax planning services.

The aggregate fees included in Audit Fees are those billed for the fiscal year. The aggregate fees included in the Audit-Related Fees and Tax Fees are those fees billed in the fiscal year.

Pre-Approval Policies and Procedures

The audit committee of the Board has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of the Company’s independent auditor. The Company may not engage its independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render service is entered into pursuant to the audit committee’s pre-approval policies and procedures. All accountant services and fees noted above were either approved in advance by the audit committee or rendered pursuant to such pre-approval policies and procedures.

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Required Vote and Recommendation

Ratification of the appointment of Marcum requires the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock, represented in person or by proxy at the meeting and entitled to vote thereon.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP

AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the name, age and position of each of the Company’s executive officers and directors.

Name	Age	Position
Lishan Aklog, M.D.	54	Chairman and Chief Executive Officer
Dennis M. McGrath	63	President, Chief Financial Officer and Corporate Secretary
Michael J. Glennon	54	Vice Chairman and Director
Brian J. deGuzman, M.D.	56	Chief Medical Officer
Ronald M. Sparks	65	Director
James L. Cox, M.D.	77	Director
David S. Battleman, M.D.	54	Director
David Weild IV	63	Director

Lishan Aklog, M.D. has been the Company’s Chairman and Chief Executive Officer since its inception. Dr. Aklog has also served as a co-founding Partner of both Pavilion Holdings Group (“PHG”), a medical device holding company, since its inception in 2007 and Pavilion Medical Innovations (“PMI”), a venture-backed medical device incubator, since its inception in 2009. Dr. Aklog previously served as Chairman and Chief Technology Officer of Vortex Medical Inc., a PHG portfolio company, from its inception in 2008 until its acquisition in October 2012 by AngioDynamics Inc. (Nasdaq: ANGO) for $55 million. Dr. Aklog has been a consultant to Biomet Inc., now Zimmer Biomet (NYSE: ZBH), since 2009. He previously served as a consultant to AngioDynamics, from 2012 to 2016, Edward Lifesciences Corp. (NYSE: EW), from 2007 to 2012, On-X Life Technologies Inc. from 2009 to 2012 and Atricure Inc. (Nasdaq: ATRC) from 2007 to 2016. Dr. Aklog also previously served on the Scientific Advisory Boards of numerous leading medical device companies, including Medtronic, St. Jude Medical, Guidant Cardiac Surgery (now, Maquet Cardiovascular) and Cardiovations (then, a division of Johnson & Johnson). Dr. Aklog is an inventor on 13 issued patents and over 30 patent applications, including the core patents of Vortex Medical’s AngioVac system and the patents for a majority of the Company’s products. Prior to entering the medical device industry full-time in 2012, Dr. Aklog was, from 2006 to 2012, Associate Professor of Surgery, Chief of Cardiovascular Surgery and Chair of The Cardiovascular Center at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute in Phoenix, Arizona. From 2002 to 2006, Dr. Aklog was Assistant Professor of Cardiothoracic Surgery, Associate Chief of Cardiac Surgery and Director of Minimally Invasive Cardiac Surgery at Mount Sinai Medical Center in New York. From 1999 to 2002, Dr. Aklog was Assistant Professor of Surgery at Harvard Medical School, Director of the Cardiac Surgery Research Laboratory and an attending cardiac surgeon at Brigham and Women’s Hospital in Boston. Dr. Aklog received his clinical training in general and cardiothoracic surgery at Brigham and Women’s Hospital and Boston Children’s Hospital, during which he spent two years as the Medtronic Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory. He was then awarded the American Association of Thoracic Surgery Traveling Fellowship pursuant to which he received advanced training in heart valve surgery under renowned cardiac surgeons Sir Magdi Yacoub at Harefield Hospital in London and Professor Alain Carpentier at L’Hopital Broussais in Paris. Dr. Aklog is a co-author on 38 peer-reviewed articles and 10 book chapters. He has served on the Editorial Board of the Journal of Cardiothoracic Surgery since 2006. He is a member of numerous professional societies and has been elected to the American Association of Thoracic Surgery. He served on the Board of Directors of the International Society for Minimally Invasive Cardiothoracic Surgery from 2006 to 2009 and as President of the 21st Century Cardiothoracic Surgery Society in 2011. Dr. Aklog was recognized as one of America’s Top Doctors in the Castle Connolly Guide from 2002 to 2013. He serves as Chairman of the Boston ECG Project Charitable Foundation and the New York Executive Committee of Human Rights Watch. Dr. Aklog received his A.B., magna cum laude, in Physics from Harvard University, where he was elected to Phi Beta Kappa. Dr. Aklog received his M.D., cum laude, from Harvard Medical School. The Company believes Dr. Aklog is well-qualified to serve on the Company’s Board of Directors (the “Board”) due to his extensive experience in founding and building successful medical device companies, his distinguished career as an academic cardiac surgeon, his recognition as a thought leader and innovator both as a surgeon and a medical device entrepreneur and his widespread relationships in the healthcare and medical device communities.

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Dennis M. McGrath has served as the Company’s President since March 2019 (having served as Executive Vice President from March 2017 to March 2019) and as the Company’s Chief Financial Officer since March 2017. Previously, from 2000 to 2017 Mr. McGrath served in several senior level positions of PhotoMedex, Inc. (formerly, Nasdaq: PHMD), a global manufacturer and distributor of medical device equipment and services, including from 2011 to 2017 as director, President, and Chief Financial Officer. Prior to PhotoMedex’s reverse merger with Radiancy, Inc in December 2011, he also served as Chief Executive Officer from 2009 to 2011 and served as Vice President of Finance and Chief Financial Officer from 2000 to 2009. He received honors as a P.A.C.T. (Philadelphia Alliance for Capital and Technology) finalist for the 2011 Investment Deal of the Year, award winner for the SmartCEO Magazine 2012 CEO of the Year for Turnaround Company, and finalist for the Ernst & Young 2013 Entrepreneur of the Year. He has extensive experience in mergers and acquisitions, both domestically and internationally, and particularly involving public company acquisitions, including Surgical Laser Technologies, Inc, (formerly, Nasdaq: SLTI), ProCyte Corporation (formerly, Nasdaq: PRCY), LCA Vision, Inc. (formerly, Nasdaq: LCAV) and Think New Ideas, Inc. (formerly, Nasdaq: THNK). Prior to PhotoMedex, he served in several senior level positions of AnswerThink Consulting Group, Inc. (then, Nasdaq: ANSR, now, The Hackett Group, Nasdaq: HCKT), a business consulting and technology integration company, including from 1999 to 2000 as Chief Operating Officer of the Internet Practice, the largest division of AnswerThink Consulting Group, Inc., while concurrently during the merger of the companies, serving as the acting Chief Financial Officer of Think New Ideas, Inc. (then, Nasdaq: THNK, now, Nasdaq: HCKT), an interactive marketing services and business solutions company. Mr. McGrath also served from 1996 until 1999 as Chief Financial Officer, Executive Vice President and director of TriSpan, Inc., an internet commerce solutions and technology consulting company, which was acquired by AnswerThink Consulting Group, Inc. in 1999. During his tenure at Arthur Andersen & Co., where he began his career, he became a Certified Public Accountant in 1981 and he holds a B.S., maxima cum laude, in accounting from LaSalle University. In addition, he serves as the audit chair and a director of several medical device companies, including DarioHealth Corp. (Nasdaq: DRIO), Cagent Vascular, LLC and BioVector, Inc. Formerly from 2007 to 2009, Mr. McGrath served as a director of Embrella Cardiovascular, Inc. (sold to Edwards Lifesciences Corporation, NYSE: EW). He also serves on the Board of Visitors for Taylor University and as Chairman of the Board of Trustees of Manor College.

Michael J. Glennon has served as the Company’s Vice Chairman and a director since October 2014. Mr. Glennon has served as a co-founding Partner of both PHG and PMI since their respective inceptions in 2007 and 2009 and also serves as Chairman and Chief Executive Officer of PMI. Mr. Glennon has served as President, Chief Executive Officer and a director of Saphena Medical since February 2013 and Cruzar Medsystems since July 2013 and as a director of Kaleidoscope Medical since January 2013. Mr. Glennon was the President and Chief Executive Officer of Vortex Medical from its inception in 2008 until its acquisition in October 2012 by AngioDynamics. From 2005 to 2007, Mr. Glennon was Senior Vice President - Sales and Marketing for Accellent Inc., a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. From 2004 to 2005, Mr. Glennon was a Cardiac Rhythm Management District Manager at Medtronic. From 1996 to 2004, Mr. Glennon was a Sales Manager at Guidant including seven years at Guidant Cardiac Surgery (now, Maquet Cardiovascular). He was instrumental in the launch and rapid growth of VasoView, the first endoscopic vessel harvesting technology, which became the standard of care in coronary bypass surgery. From 1993 to 1995, Mr. Glennon worked for Origin Medsystems which was acquired by Eli Lilly and subsequently spun out as part of Guidant. Previously, Mr. Glennon was with Stryker Endoscopy and Storz Instrument Company. Mr. Glennon received his B.S. in Business Administration from the University of New Hampshire. The Company believes Mr. Glennon is well-qualified to serve on the Board due to his significant experience in the marketing and sale of a broad range of medical devices, his expertise in the development and manufacturing of medical devices, his experience launching, building and running successful medical device companies, and his extensive relationships in the medical device industry and the broader medical community.

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Brian J. deGuzman, M.D. has served as the Company’s Executive Vice President of Clinical Affairs since February 2020 and as the Company’s Chief Medical Officer since October 2014, and previously served as a director from October 2014 to January 2015. Dr. deGuzman has served as a co-founding Partner of Pavilion Holdings Group and Pavilion Medical Innovations since their respective inceptions in 2007 and 2009. Dr. deGuzman was the President and Chief Executive Officer of Kaleidoscope Medical that was founded in 2013 and has also served as a Senior Advisor to PMI portfolio companies Saphena Medical since February 2013 and Cruzar Medsystems since July 2013. Dr. deGuzman served as Chief Medical Officer of Vortex Medical from inception until its sale to AngioDynamics in 2012. During his surgical career, Dr. deGuzman was a consultant to various medical device companies, including Edward Lifesciences, AngioDynamics, Zimmer-Biomet and Atricure, and served on the Revascularization Scientific Advisory Board of Maquet Cardiovascular (formerly Boston Scientific and Guidant Cardiac Surgery). Prior to moving into the medical device industry full-time in 2012, Dr. deGuzman was Assistant Professor of Surgery, Associate Chief of Cardiovascular Surgery, and Surgical Director of the Atrial Fibrillation Clinic and Cardiothoracic Surgical Intensive Care Unit at St. Joseph’s Hospital and Medical Center’s Heart and Lung Institute from 2006 to 2012. From 2002 to 2006, Dr. deGuzman was Assistant Professor of Surgery at Tufts University School of Medicine and an attending cardiac surgeon at the Lahey Clinic Medical Center in Massachusetts. From 2001 to 2002, Dr. deGuzman was a Clinical Associate of Cardiac Surgery at the Cleveland Clinic. Dr. deGuzman received his general surgical training at the University of Connecticut/Hartford Hospital, was a Research Fellow at Harvard Medical School’s Cardiac Surgery Research Laboratory and received his cardiothoracic surgical training at Brigham and Women’s Hospital and Boston Children’s Hospital. Dr. deGuzman was recognized as a Top Doctor in Cardiovascular Surgery by Boston Magazine. Dr. deGuzman received his B.S. in Biology from Boston College and his M.D. from Georgetown University School of Medicine.

Ronald M. Sparks has served as a director since January 2015. Mr. Sparks has more than 42 years of executive experience in the medical device industry and has launched over 50 products across a wide spectrum of specialties, including orthopedics, endoscopy, wound management, cardiology, interventional radiology, diagnostic imaging, ophthalmology and otology. From 2007 to October 2013, he served as a Healthcare Industry Executive at Avista Capital Partners, a private equity firm. Mr. Sparks served as Chairman and Chief Executive Officer of Navilyst Medical Inc., which was formed by Avista Capital to acquire the fluid management and venous access business units of Boston Scientific, from its inception in 2008 until its acquisition in May 2012 by AngioDynamics for $372.0 million. From 2003 to 2007, he served as President, Chief Executive Officer and a director of Accellent, a market-leading provider of outsourced precision manufacturing and engineering services to the medical device industry. Accellent was a portfolio company of DLJ Merchant Banking Partners and was acquired in 2005 by KKR and Bain Capital. During his tenure at Accellent, he was recognized as the Credit Suisse/DLJ Merchant Bank 2005 CEO of The Year. From 1986 to 2003, he served in various leadership roles at Smith & Nephew as a member of the Group Executive Committee, President of the Endoscopy Division, President of the Wound Management Division and Vice President of Finance. Earlier in his career, he served in various finance roles at Richards Medical, Dyonics and Union Carbide Imaging. Mr. Sparks is a fellow of the American Sports Medicine Institute, a Trustee of the Arthroscopy Association of North America Education Foundation and Honorary Lifetime Member of the International Society of Arthroscopy, Knee Surgery and Orthopedic Sports Medicine. He has previously served on numerous boards and industry councils, including AdvaMed, the National Subacute Care Association, the American College of Foot and Ankle Surgeons, the American Council of Orthopedic Surgeons and the Society of Interventional Radiology. Mr. Sparks received his B.S. in Finance and Accounting from the University of Massachusetts and attended the INSEAD Advanced Management Program at the European Institute of Business Administration in Fontainebleau, France. The Company believes Mr. Sparks is well-qualified to serve on the Board due to his executive leadership roles at numerous medical device companies, his history of success in launching over 50 new medical device products in 16 years, his extensive experience in acquiring and integrating 14 medical device companies over 15 years, his execution of public financings, and his strong relationships in the medical community and with private equity and investment banking firms active in the medical device space.

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James L. Cox, M.D. has served as a director since January 2015. Dr. Cox is a cardiac surgeon, scientific investigator and medical device entrepreneur who pioneered the field of surgical intervention for cardiac arrhythmias, including the eponymous Cox-Maze procedure for the treatment of atrial fibrillation. In January 2017, he became the Surgical Director of the Center for Heart Rhythm Disorders at the Bluhm Cardiovascular Institute and the Visiting Professor of Surgery at the Feinberg School of Medicine at Northwestern University. In September 2018, he was appointed as full-time Professor of Surgery at the Feinberg School of Medicine at Northwestern University. From 1983 to 1997, Dr. Cox served as Professor of Surgery and Chief of the Division of Cardiothoracic Surgery at Washington University School of Medicine and Cardiothoracic Surgeon-in-Chief at Barnes Hospital in St. Louis. During this tenure, he became the first Evarts A. Graham Professor of Surgery and Vice-Chair of the Department of Surgery. From 2005 to December 2016, Dr. Cox was the Emeritus Evarts A. Graham Professor of Surgery at Washington University in St. Louis. Dr. Cox was also previously Professor and Chairman of the Department of Thoracic and Cardiovascular Surgery at Georgetown University Medical Center and Associate Professor of Surgery at Duke University Medical Center. Dr. Cox has had a distinguished and highly productive academic career. He has published over 380 peer-reviewed scientific articles and has served on the editorial boards of numerous journals, including Circulation, the Journal of Thoracic and Cardiovascular Surgery, the Annals of Surgery, and the Journal of Electrophysiology. His laboratory has received continuous NIH funding for its research on the surgical treatment of cardiac arrhythmias. Dr. Cox has served in leadership positions at numerous professional organizations. He was the 81st President of the American Association of Thoracic Surgery and a director of the American Board of Thoracic Surgery. He has been invited to lecture and perform surgery as a visiting professor at hundreds of institutions around the world. He has received numerous awards and honors for his clinical and scientific work, most notably as one of 30 “Pioneers in Thoracic and Cardiovascular Surgery” at a ceremony commemorating the 50th anniversary of the specialty. He is the only person to ever receive the Distinguished Scientist Awards from the Heart Rhythm Society, the Society of Thoracic Surgeons, and the American Society for Thoracic Surgery. Dr. Cox is the 2020 recipient of the Jacobson Innovation Award from the 82,000-member American College of Surgeons, the highest honor awarded by that organization which is awarded to only one American surgeon annually. Dr. Cox holds over 30 issued patents. He has been instrumental in the development of six medical device companies, including Epicor Medical, which was acquired by St. Jude Medical in 2004 for $200 million, and 3F Therapeutics (co-founder and board member), which was acquired in 2006 by ATS Medical for $40 million, ATS Medical (Medical Director), which was acquired by Medtronic in 2010 for $370 million, and Harpoon Medical (board member), which was acquired by Edwards LifeSciences in 2017 for $250 million. Dr. Cox has served on numerous scientific advisory boards, including Medtronic, St. Jude Medical, Atricure, SentreHEART and CorMatrix, and has served on the Board of Directors of 5 different companies. He is also the Founder and Chairman of the Board of Directors of the World Heart Foundation, a not-for-profit organization devoted to improving access to cardiac surgery, which was active in over 75 developing countries around the world from 2000 to 2012. Dr. Cox received his general and cardiothoracic surgical training at Duke University School of Medicine, during which time he spent two years in the U.S. Army Medical Corps. Dr. Cox received his M.D. from the University of Tennessee, where he received the Alpha Omega Alpha Distinguished Graduate Award as the outstanding student in his class. The Company believes Dr. Cox is well-qualified to serve on the Board due to his distinguished career as a world-renowned cardiac surgeon and scientific investigator, his recognition as a thought leader and innovator both as a surgeon and medical device entrepreneur, his extensive experience in the medical device industry and his widespread relationships in all segments of the healthcare community.

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David S. Battleman, M.D. has served as a director since August 2017. Dr. Battleman is a seasoned healthcare executive with over 15 years of experience, spanning academia, industry and management consulting. Prior to establishing his own consulting firm, TrueNorth Lifesciences, in August 2012, Dr. Battleman served as a senior principal in the pharmaceutical/medical device consulting practice within IMS Health (currently IQVIA, NYSE: IQV), a Fortune 500 company providing data and consulting services to the pharmaceutical and medical industries. Prior to joining IMS, Dr. Battleman served as a management consultant in the healthcare practice of Bain & Company, a leading strategy and management consulting firm. Within industry, Dr. Battleman served as a director for Pfizer Pharmaceuticals (NYSE: PFE) where he was responsible for developing value-based product strategy across Pfizer’s cardiovascular portfolio, ranging from early-stage to marketed products. And within academia, Dr. Battleman was an assistant professor of public health and internal medicine at Cornell University’s Weill Cornell Medical College. There, Dr. Battleman’s research focused primarily on the areas of health economics and technology assessment and he has published both original research and expert reviews in these areas. Dr. Battleman holds an M.D. from Weill Cornell Medical College, an M.B.A. from the University of Pennsylvania’s Wharton School of Business, and an M.Sc. in clinical epidemiology & quantitative methods from the Harvard School of Public Health. Dr. Battleman also holds his Series 63 & 82 licenses and is a FINRA registered representative with Pickwick Capital Partners. The Company believes Dr. Battleman is well-qualified to serve on the Board due to his extensive experience as medical device consultant with Fortune 500 companies, his integration of medicine, science, and business education and training and the practical application of that training, his background in developing value-based strategy within the pharmaceutical space and his strong relationships in the medical community and with private equity and investment banking active in the medical device space.

Pursuant to the note purchase agreement (“NPA”) between the Company and its former lender, Scopia Holdings LLC (“Scopia”), dated June 30, 2017, Scopia had the ability to nominate (and remove) one member of the Board. Scopia designated David S. Battleman, M.D., as its nominee to serve as a director. Scopia’s right to nominate (and remove) one member of the Board expired upon the repayment in full of the note issued under the NPA on December 27, 2018. Pursuant to an arrangement with Scopia, Dr. Battleman received from the Lender a stipend of $50,000 per year until the repayment in full of the note issued under the NPA and received a bonus of $50,000 upon such repayment.

David Weild IV has served as a director since February 2015. He is the founding Chairman and Chief Executive Officer of Weild & Co., Inc., established in late 2013 and refocused in August 2016 as an innovative investment bank serving the growth economy. Since 2003, Mr. Weild has also been Manager of Weild Capital, LLC, a FINRA-registered broker-dealer, which is now a wholly-owned subsidiary of Weild & Co. Mr. Weild also served as Senior Advisor - Capital Markets to Grant Thornton LLP, a leading public accounting firm, from 2008 to 2013. Previously, Mr. Weild served as Vice Chairman, Executive Vice President and Head of Listed Companies, and a member of the Executive Committee of Nasdaq from 2000 to 2003. Prior to joining Nasdaq, from 1987 to 2000, Mr. Weild held positions of increasing responsibility at Prudential Securities Inc., including Vice President and Equity Syndicate Manager, Managing Director and Head of the Global Equity Transactions Group, Managing Director and Head of Corporate Finance and President of PrudentialFinancial.com, including PrudentialSecurities.com. Mr. Weild is a recognized expert on capital formation and capital markets structure and has co-authored a number of definitive white papers, studies and articles which have been cited by legislators, regulators, academics, the IPO Task Force, the Equity Capital Formation Task Force and the White House Jobs Council and which are widely regarded as having served as catalysts for reforms and new legislation, including the JOBS Act. Mr. Weild has spoken at the G-20 and testified before Congress and the SEC. Mr. Weild has also presented to the Organization of Economic Cooperation and Development (OECD) about the role of stock market reforms in driving economic growth. Mr. Weild received his B.A. from Wesleyan University and his M.B.A. from New York University Stern School of Business and also studied at the Sorbonne and on exchange at the Ecoles des Hautes Etudes Commerciales (HEC Paris) and the Stockholm School of Economics. The Company believes Mr. Weild is well-qualified to serve on the Board due to his extensive experience in corporate finance, including more than 1,000 equity offerings during his career, his deep knowledge and recognized leadership in capital formation and capital markets structure and his widespread relationships in the financial community.

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Family Relationships

There are no family relationships among any of the Company’s directors or executive officers.

Leadership Structure

The Board is divided into three classes, Class A, Class B and Class C. Currently, there two directors in Class A, Ronald M. Sparks and David S. Battleman, whose terms expire at the Annual Meeting, two directors in Class B, James L. Cox, M.D. and David Weild IV, whose terms expire at the 2021 annual meeting of stockholders, and two directors in Class C, Lishan Aklog, M.D. and Michael J. Glennon, whose terms expire at the 2022 annual meeting of stockholders.

Dr. Aklog serves as Chairman and Chief Executive Officer. The Company does not believe that its size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions. Furthermore, the Company believes that combining the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. Dr. Aklog is one of the Company’s founders and has been its Chairman and Chief Executive Officer since its inception, holds a medical degree and has substantial experience in the Company’s industry. The Company believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of the Company’s strategic plan. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Conflicts of Interest

In order to minimize potential conflicts of interest which may arise from the corporate affiliations described below, each of Dr. Aklog, Mr. Glennon and Dr. deGuzman has contractually agreed, pursuant to a written agreement with the Company, until such time as he ceases to be an officer, to present to the Company for its consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to the Company, subject to the pre-existing fiduciary obligations set forth below.

As an affiliate of Saphena Medical, Kaleidoscope Medical and Cruzar Medsystems, Mr. Glennon may have a fiduciary responsibility to present certain business opportunities to such entities within their specific lines of business. Saphena Medical’s line of business is endoscopic vessel harvesting, Kaleidoscope Medical’s is inferior vena caval filters and Cruzar Medsystems’ is peripheral vascular intervention for chronic total occlusions. Accordingly, it is possible Mr. Glennon may present opportunities to such entities prior to presenting them to the Company.

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As an affiliate of Kaleidoscope Medical, Dr. deGuzman may have a fiduciary responsibility to present certain business opportunities to this entity within its line of business, namely inferior vena caval filters. Accordingly, it is possible he may present opportunities to Kaleidoscope Medical prior to presenting them to the Company.

Although Drs. Aklog, deGuzman and Mr. Glennon are affiliates of PHG and PMI, there is no potential conflict with them presenting corporate opportunities to these entities over the Company. PHG is a holding company which holds their stakes in existing entities but does not invest in new companies. Its operating agreement explicitly states that they do not have an obligation to present corporate opportunities to PHG. Similarly, PMI is currently an intellectual property holding company without any ongoing business. Accordingly, they have no fiduciary or contractual obligations to present corporate opportunities or assign intellectual property to either entity.

Independence of Directors

The Company’s common stock is listed on the Nasdaq Capital Market and the Company adheres to the Nasdaq listing standards in determining whether a director is independent. The Board consults with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. Nasdaq requires that a majority of the Board must be composed of “independent directors,” which is defined generally as a person other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, the Company has determined that each of Drs. Cox and Battleman and Messrs. Glennon, Weild and Sparks is an independent director.

Board Role in Risk Oversight

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2019, the Board met eleven times and acted by written consent one time. All of the Company’s directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of shareholders.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for directors generally, and where applicable, with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on the Company’s website at http://ir.pavm.com/corporate-governance.

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Audit Committee

The audit committee consists of Messrs. Weild and Sparks and Dr. Battleman, each of whom is an independent director under the Nasdaq listing standards and “independent” as defined in Rule 10A-3 of the Exchange Act. During the fiscal year ended December 31, 2019, the audit committee met six times. The audit committee’s duties, which are specified in the audit committee charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management the Company’s compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by the Company’s independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies.

Financial Experts on Audit Committee

The Board has determined Dr. Battleman and Messrs. Weild and Sparks each qualify as an “audit committee financial expert” as defined under rules and regulations of the SEC.

As required by the Nasdaq listing standards, the audit committee will at all times be composed exclusively of independent directors who are “financially literate.” Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and statement of cash flows. In addition, the Company must certify to Nasdaq the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Each of the members of the audit committee who qualifies as an “audit committee financial expert” also qualifies as financially sophisticated under the Nasdaq listing standards.

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Report of the Audit Committee

The audit committee reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2019 with management, as well as with the Company’s independent auditors. The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 1301, as well as various accounting issues relating to presentation of certain items in the Company’s financial statements and compliance with Section 10A of the Securities Exchange Act of 1934, as amended. The audit committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.

Based upon the review and discussions referred to above, the audit committee recommended that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2019 for filing with the Securities and Exchange Commission. The Board evaluated the performance of Marcum LLP and re-appointed the firm as the Company’s independent auditors for the fiscal year ending December 31, 2020.

Submitted by the Audit Committee:

David Weild IV

David S. Battleman, M.D.

Ronald M. Sparks

Compensation Committee

The compensation committee consists of Dr. Cox and Messrs. Sparks and Weild, each of whom is an independent director under the Nasdaq listing standards. During the fiscal year ended December 31, 2019, the compensation committee met two times and acted by written consent five times. The compensation committee’s duties, which are specified in the Company’s compensation committee charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluating the Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of the Chief Executive Officer’s based on such evaluation;

●	reviewing and approving the compensation of all of the other executive officers;

●	reviewing the Company’s executive compensation policies and plans;

●	implementing and administering the Company’s incentive compensation equity-based remuneration plans;

●	assisting management in complying with the Company’s proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for the Company’s executive officers and employees;

●	if required, producing a report on executive compensation to be included in the Company’s annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

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The compensation committee makes all decisions regarding executive officer compensation. The compensation committee periodically reviews the elements of compensation for the executive officers and, subject to any existing employment agreements, sets each element of compensation for the Chief Executive Officer and the other executive officers, including annual base salary, annual incentive bonus and equity compensation. The compensation committee also periodically reviews the terms of employment agreements with the executive officers, including in connection with any new hire or the expiration of any existing employment agreements. The compensation committee will consider the recommendations of the Chief Executive Officer when determining compensation for the other executive officers. Executive officers do not determine any element or component of their own pay package or total compensation amount. The Chief Executive Officer has no role in determining and is not present for any discussions regarding his own compensation.

The compensation committee also reviews and approves the Company’s compensation plans, policies and programs and administers the Company’s equity incentive plans. In addition, the Chief Executive Officer, the Chief Financial Officer and other members of management make recommendations to the compensation committee with regard to overall pay strategy including program designs, annual incentive design, and long-term incentive plan design for all employees. Management from time to time provides the compensation committee with market information and relevant data analysis as requested.

The compensation committee retains sole authority to engage compensation consultants, including determining the nature and scope of services and approving the amount of compensation for those services, and legal counsel or other advisors. The compensation committee assesses the independence of any consultants pursuant to the rules and regulations of the SEC and the listing standards of Nasdaq. The Company will provide for appropriate funding, as determined by the compensation committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the compensation committee.

Nominating Committee

The nominating committee consists of Drs. Cox and Battleman and Mr. Glennon, each of whom is an independent director under the Nasdaq listing standards. During the fiscal year ended December 31, 2019, the nominating committee met one time. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on the Board. The nominating committee will consider persons identified by its members, management, stockholders, investment bankers and others.

The guidelines for selecting nominees, which are specified in the nominating committee charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

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The nominating committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. Though the nominating committee does not have specific guidelines on diversity, it is one of many criteria considered by the nominating committee when evaluating candidates. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

The nominating committee does not have a written policy or formal procedural requirements for stockholders to submit recommendations for director nominations. However, the nominating committee will consider recommendations from stockholders. Stockholders should communicate nominee suggestions directly to the nominating committee and accompany the recommendation with biographical details and a statement of support for the nominee. The suggested nominee must also provide a statement of consent to being considered for nomination. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Code of Ethics

The Company has a code of ethics that applies to all of its executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of the Company’s business. This code of ethics is posted on the Company’s corporate website at www.pavmed.com. In addition, the Company intends to post on its website disclosures that are required by law concerning any amendments to, or waivers from, any provision of the Company’s code of ethics.

Stockholder Communications

Stockholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

Director Compensation

Directors who are also executive officers receive no additional compensation for serving as directors. Each of the Company’s non-executive directors receives an annual retainer fee of $40,000 and an additional annual fee for service on committees of the Board, as listed below. The Company also reimburses directors for out-of-pockets costs incurred to attend Board and committee meetings.

	Chair	Member
Audit Committee	$20,000	$10,000
Compensation Committee	$15,000	$7,500
Nominating Committee	$10,000	$5,000

The following table sets forth compensation earned during the year ended December 31, 2019 by each director who is not a named executive officer and served during the year ended December 31, 2019.

	Fees
Name	Earned(1)(2)	Totals
Michael J. Glennon	$26,250	$26,250
Ronald M. Sparks	$65,000	$65,000
James L. Cox, M.D.	$52,500	$52,500
David S. Battleman, M.D.	$60,000	$60,000
David Weild IV	$67,500	$67,500

(1)	Represents annual director fees paid. The director fees paid to each person listed are consistent with the director fees described herein above, including annual retainer and as a member and /or chair of a committee of the Board.

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The following table presents information as of December 31, 2019 regarding the outstanding stock options held by each director who is not a named executive officer and who served during the year ended December 31, 2019.

	Stock Option Grants
	Number	Number
	of	of
	Securities	Securities
	Underlying	Underlying	Stock	Stock
	Stock	Stock	Option	Option
	Options	Options	Exercise	Expiration
	Exercisable	Unexercisable	Price	Date
Michael J. Glennon	278,726	—	$5.00	Apr. 27, 2026
	66,668	33,332	$2.01	Feb. 13, 2028
	66,668	133,332	1.00	Mar. 16, 2029
Ronald M. Sparks	97,554	—	$5.00	Apr. 27, 2026
	66,668	33,332	2.01	Feb. 13, 2020
	66,668	133,332	$1.00	Mar. 6, 2029
Dr. James L. Cox, M.D.	97,554	—	$5.00	Apr. 27, 2026
	66,668	33,332	$2.01	Feb. 13, 2028
	66,668	133,332	1.00	Mar. 6, 2029
Dr. David S. Battleman, M.D.	33,334	6,666	$2.98	Aug. 1, 2028
	66,668	33,332	$2.01	Feb. 13, 2028
	66,668	133,332	1.00	Mar. 6, 2029
David Weild IV	97,554	—	$5.00	Apr. 27, 2026
	66,668	33,332	$2.01	Feb. 13, 2028
	66,668	133,336	1.00	Mar. 6, 2029

On April 28, 2016, upon the consummation of the Company’s initial public offering, each of each of Mr. Sparks, Dr. Cox and Mr. Weild was granted a stock option to purchase 97,554 shares of common stock of the Company, and Mr. Glennon was granted a stock option to purchase 278,726 shares of common stock of the Company, in each case at an exercise price of $5.00 per share, vesting as to 3/36 of the shares on July 28, 2016 and as to 1/36 of the shares on each successive month thereafter from August 28, 2016 to April 28, 2019.

On August 2, 2017, David S. Battleman, M.D. was granted a stock option to purchase 40,000 shares of common stock of the Company at an exercise price of $2.98 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of September 30, 2017 and a final vesting date of June 30, 2020.

On February 14, 2018, the compensation committee authorized the grant to each of Mr. Glennon, Mr. Sparks, Dr. Cox, Dr. Battleman and Mr. Weild of a stock option to purchase 100,000 shares of common stock of the Company at an exercise price of $2.01 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of March 31, 2018 and a final vesting date of December 31, 2020.

On March 7, 2019, the compensation committee authorized the grant to each of Mr. Glennon, Mr. Sparks, Dr. Cox, Dr. Battleman, and Mr. Weild of a stock option to purchase 200,000 shares of common stock of the Company at an exercise price of $1.00 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of March 31, 2019 and a final vesting date of December 31, 2021.

On May 1, 2020, the compensation committee authorized the grant to each of Mr. Glennon, Mr. Sparks, Dr. Cox, Dr. Battleman, and Mr. Weild of a stock option to purchase 100,000 shares of common stock of the Company at an exercise price of $2.19 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of June 30, 2020 and a final vesting date of March 31, 2023.

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EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth all compensation of the Company’s named executive officers for the fiscal years ended December 31, 2019 and 2018.

Named Executive Officer/Principal Position	Year	Salary		Equity Incentive Awards Estimated Fair Value(4)	Bonus(5)	All Other Compensation		Total
Lishan Aklog, M.D.	2019	$431,000		—	$215,500	$31,350	(6)	$677,850
Chairman of the Board and Chief Executive Officer	2018	$346,000	(1)	$135,893	$290,500	$—		$772,393
Dennis M. McGrath	2019	$345,000		—	$172,500	—		$517,500
President, Chief Financial Officer and Corporate Secretary	2018	$307,500	(2)	$135,893	$247,500	$6,750	(2)	$697,643
Brian J. deGuzman	2019	$305,000		—	$122,000	$28,313	(7)	$455,313
Chief Medical Officer	2018	$292,500	(3)	$69,650	$122,000	$—		$484,150

(1)	Effective November 1, 2014, the Company entered into a five-year employment agreement with Lishan Aklog, M.D. to serve as its Chief Executive Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022. Under the employment agreement, Dr. Aklog earned an annual base salary of $295,000 through August 15, 2018. Commencing on August 16, 2018, his base salary became $431,000. Additionally, Dr. Aklog’s employment agreement provides for a guaranteed annual bonus equal to 50% of base salary, payable on January 1 of each year, as well as eligibility to earn additional discretionary annual performance bonuses upon meeting certain objectives as determined by the Board.

Under the terms of the NPA between the Company and its former lender, Scopia, effective with the first bi-monthly payroll in July 2017, the CEO agreed to payment of a reduced salary of $4,200 per month, with the payment of such earned but unpaid salary to occur on the earlier of (a) the date of FDA 510(k) clearance for the PortIO™ product was obtained or (b) the date the aggregate remaining unpaid principal balance of the promissory note was repaid in full. Subsequently, Scopia irrevocably waived compliance with this provision by the Company and Dr. Aklog on a prospective basis commencing February 1, 2018, provided that, the earned but unpaid CEO salary for the period July 1, 2017 to January 31, 2018 could only be paid upon the promissory note being repaid in full. The promissory note was repaid in full on December 27, 2018. In January 2019, the Company paid in full the earned but unpaid salary to Dr. Aklog.

(2)	On March 20, 2017, the Company entered into a two-year employment agreement with Dennis M. McGrath, to serve as the Company’s Executive Vice President and Chief Financial Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022 and provide for Mr. McGrath to serve as the Company’s President. Under the employment agreement, Mr. McGrath earned an annual base salary of $285,000 through August 15, 2018. Commencing on August 16, 2018, his base salary became $345,000. Additionally, Mr. McGrath’s employment agreement provides for a discretionary annual performance bonus with a target of 50% of the then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee. For the period May 1, 2017 to March 31, 2018, his employment agreement also provided for a housing and travel allowance of up to $2,250 per month.

(3)	Effective July 1, 2016, the Company entered into a five-year employment agreement with Dr. Brian J. deGuzman, M.D. to serve as the Company’s Chief Medical Officer with a base annual salary of $285,000 and a discretionary annual performance bonus with a target of 40% of the then current annual base salary, upon meeting certain objectives as determined by the compensation committee. Under the employment agreement, Dr. deGuzman earned an annual base salary of $295,000 through August 15, 2018. Commencing on August 16, 2018, his base salary became $305,000. On February 14, 2020, the initial employment agreement was amended to clarify certain duties required by the agreement and extend the term until February 14, 2023.

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(4)	The amounts reported under “Equity Incentive Awards Estimated Fair Value” is the estimated grant date fair value of such stock options granted during the respective year, as presented in “—Outstanding Equity Awards at Fiscal Year End” below, with such amount as determined under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718 (“ASC 718”), with respect to accounting for stock-based compensation expense. Such estimated fair value amounts do not necessarily correspond to the potential actual value realized of such stock options. The assumptions made in computing the estimated fair value of such stock options are discussed in Note 2, Summary of Significant Accounting Policies – Stock-Based Compensation, and Note 10, Stock-Based Compensation, in the Company’s consolidated financial statements included in the Form 10-K filed with the SEC on April 14, 2020.

(5)	On January 30, 2019, the compensation committee authorized the payment of Dr. Aklog’s guaranteed bonus for 2018 and the payment of a discretionary bonus to each of Dr. Aklog, Mr. McGrath and Dr. deGuzman in the amounts of $290,500, $247,500 and $122,000, respectively, with such amounts consistent with their respective employment agreements, each as described herein. On February 8, 2020, the compensation committee authorized the payment of Dr. Aklog’s guaranteed bonus for 2019 and the payment of a discretionary bonus to each of Dr. Aklog, Mr. McGrath and Dr. deGuzman in the amounts of $215,500, $172,500 and $122,000, respectively, with such amounts consistent with their respective employment agreements, each as described herein.

(6)	In accordance with the related employment agreement, the amount reflects $19,950 transportation reimbursement and $11,400 in membership to a local club facility where the Company frequently engages and hosts potential customers, vendors, bankers, and other Company related personnel for the benefit of Company related business.

(7)	The amount reflects reimbursement of relocation expenses.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding the outstanding stock options held by the Company’s named executive officers at December 31, 2019.

	Stock Option Grants				Stock Awards
Name	Number of Securities Underlying Stock Options – Exercisable(1)	Number of Securities Underlying Stock Options – Unexercisable(1)	Stock Option Exercise Price	Stock Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares of Units of Stock That Have Not Vested
Lishan Aklog, M.D.	278,726	—	$5.00	Apr. 27, 2026	200,000	$240,000
	130,072	65,036	$2.01	Feb. 13, 2028
Dennis M. McGrath	229,167	20,833	$5.95	Mar. 19, 2027	500,000	$600,000
	130,072	65,036	$2.01	Feb. 13, 2028
Brian J. deGuzman, M.D.	278,726	—	$5.00	Apr. 27, 2026
	66,668	33,332	$2.01	Feb. 13, 2028
	33,336	66,664	1.00	Mar. 6, 2029

(1)	See “Employment Agreements” below for a description of the equity awards held by the named executive officers, including the vesting schedules.

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Although the Company does not have a formal policy with respect to the grant of equity incentive compensation awards to the Company’s named executive officers, or any formal equity ownership guidelines applicable to them, the Company believes granting equity incentive compensation to its named executive officers provides a strong link to its long-term performance, creates an ownership culture, and aligns the interests of its named executive officers with the stockholders of the Company. Accordingly, the Board periodically reviews the equity incentive compensation of the Company’s named executive officers and, from time to time, may grant equity incentive compensation to them in the form of additional stock options, restricted stock awards, and/or other equity incentive awards.

401(k) Retirement Plan

The Company maintains a 401(k) retirement plan intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, all of the Company’s employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) plan includes a salary deferral arrangement wherein participants may elect to reduce their current taxable salaries and wages up to the statutorily prescribed limit of $19,000 for the year ended December 31, 2019 and $18,500 for the year ended December 31, 2018, with such amounts contributed to the 401(k) plan. Additionally, 401(k) participants aged at least 50 years old may also make an additional “catchup” contribution of up to $6,000 in the years ended December 31, 2019 and 2018. The Company has the option to make discretionary matching contributions. The Company did not elect to make any discretionary matching contributions to the 401(k) plan during the years ended December 31, 2019 and 2018.

Employee Stock Purchase Plan

The Company maintains the ESPP, which is intended to be a tax-qualified plan as defined under Section 423 of the Code. The Company initially reserved 250,000 shares of common stock of the Company for issuance pursuant to the ESPP. Subsequent to December 31, 2019 and on March 12, 2020, the board of directors authorized an additional 500,000 shares to be reserved for issuance pursuant to the ESPP for a total of 750,000 shares reserved under this plan. There are two offering periods of six months under the plan each calendar year. Participants in the plan are granted an option to purchase shares of the Company’s common stock at the beginning of each offering period, up to a maximum of $21,250 in shares based on the fair market value at the commencement of the offering period, with purchases occurring on the last trading day of the offering period. In general, all of the Company’s employees are eligible to participate, including the Company’s named executive officers, except that no employee may have the option to purchase shares under the plan to the extent such employee would own or have the right to acquire more than 5% of the combined voting power or value of the Company’s shares as a result of such option. Each participant in the plan may authorize a payroll deduction of between 1% and 15% of the employee’s salary, and, except for the Company’s named executive officers, may participate in an accompanying loan program such that they may purchase up to the maximum number of shares per calendar year. Purchases under the plan are made at the lower of 85% of the fair market value on the first day of the offering period and the fair market value on the last day of the offering period. On September 30, 2019, a total of 82,772 shares of common stock of the Company were issued under the ESPP, including 12,704 shares to our named executive officers, for an aggregate $67,436 of cash proceeds. Subsequent to December 31, 2019, on March 31, 2020, a total of 154,266 shares of common stock of the Company were issued under the ESPP, including 13,041 shares to our named executive officers, for an aggregate $125,683 of cash proceeds.

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Employment Agreements

Lishan Aklog, M.D.

Effective November 1, 2014, the Company entered into a five-year employment agreement with Dr. Lishan Aklog, M.D. to serve as the Company’s Chief Executive Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022. Under the employment agreement, Dr. Aklog earned an annual base salary of $240,000 through October 31, 2015 and $295,000 through August 15, 2018. Commencing on August 16, 2018, his base salary became $431,000. Additionally, Dr. Aklog’s employment agreement provides for a guaranteed annual bonus equal to 50% of base salary, payable on January 1 of each year, as well as eligibility to earn additional discretionary annual performance bonuses upon meeting certain objectives as determined by the Board. Commencing March 15, 2019, Dr. Aklog also will receive a monthly allowance of $3,300 for transportation and business-related club membership expenses.

Under the terms of the NPA between the Company and its former lender, Scopia, effective with the first bi-monthly payroll in July 2017, Dr. Aklog agreed to payment of a reduced salary of $4,200 per month, with the payment of such earned but unpaid salary to occur on the earlier of (a) the date of FDA 510(k) clearance for the PortIO™ product was obtained or (b) the date the aggregate remaining unpaid principal balance of the promissory note was repaid in full. Subsequently, Scopia irrevocably waived compliance with this provision by the Company and Dr. Aklog on a prospective basis commencing February 1, 2018, provided that, the earned but unpaid salary for the period July 1, 2017 to January 31, 2018 could only be paid upon the promissory note being repaid in full. The promissory note was repaid in full on December 27, 2018. In January 2019, the Company paid in full the earned but unpaid salary to Dr. Aklog.

On February 8, 2020, the compensation committee authorized the payment of Dr. Aklog’s $215,500 guaranteed bonus for the year ended December 31, 2019. On January 30, 2019, the compensation committee authorized the payment of Dr. Aklog’s $215,500 guaranteed bonus for the year ended December 31, 2018 and of an additional $75,000 discretionary bonus to Dr. Aklog, with such bonus payments made on February 8, 2019.

On April 28, 2016, upon the consummation of the Company’s initial public offering, Dr. Aklog was granted a stock option to purchase 278,726 shares of common stock of the Company at an exercise price of $5.00 per share, vesting as to 3/36 of the shares on July 28, 2016 and 1/36 of the shares on each successive month thereafter from Aug 28, 2016 to April 28, 2019.

On February 14, 2018, the compensation committee authorized the grant to Dr. Aklog of a stock option to purchase 195,108 shares of common stock of the Company at an exercise price of $2.01 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of March 31, 2018 and a final vesting date of December 31, 2020.

On March 15, 2019, in connection with the execution of the amendment and restatement of Dr. Aklog’s employment agreement, the compensation committee granted restricted stock awards of 200,000 shares of common stock of the Company to Dr. Aklog. The restricted stock awards vest ratably on an annual basis over a three year period, with the fist vesting date of March 15, 2020 and a final vesting date of March 15, 2022.

On May 1, 2020, the compensation committee granted restricted stock awards of 250,000 shares of common stock of the Company to Dr. Aklog. The restricted stock awards vest ratably on an annual basis over a three year period, with the fist vesting date of May 1, 2021 and a final vesting date of May 1, 2023.

The restricted stock awards are subject to forfeiture in the event the executive’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement).

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If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Dr. Aklog is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months, valid expense reimbursements and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage. If his employment is terminated by the Company with “cause” or by him without “good reason,” Dr. Aklog will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay. The definition of “good reason” in the employment agreement includes, among other things, any termination by the executive within 60 days following a change of control.

Dr. Aklog’s employment agreement contains provisions protecting the Company’s intellectual property and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers for a period of six months following termination, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Pursuant to the agreement, Dr. Aklog may serve as a consultant to, or on boards of directors of, or in any other capacity to other companies provided they will not interfere with the performance of his duties to the Company.

Dennis M. McGrath

On March 20, 2017, the Company entered into a two year employment agreement with Dennis M. McGrath, to serve as the Company’s Executive Vice President and Chief Financial Officer. The employment agreement was amended and restated on March 15, 2019 in order to, among other things, extend the term through March 15, 2022 and provide for Mr. McGrath to serve as the Company’s President and Chief Financial Officer. Under the employment agreement, Mr. McGrath earned an annual base salary of $285,000 through August 15, 2018. Commencing on August 16, 2018, his base salary became $345,000. Additionally, Mr. McGrath’s employment agreement provides for a discretionary annual performance bonus with a target of 50% of the then current annual base salary, based upon his performance and the Company’s performance over the preceding year, as determined by the compensation committee. For the period May 1, 2017 to March 31, 2018, his employment agreement also provided for a housing and travel allowance of up to $2,250 per month.

On February 8, 2020, the compensation committee authorized a $172,500 discretionary bonus for the year ended December 31, 2019 to Mr. McGrath. On January 30, 2019, the compensation committee authorized a $247,500 discretionary bonus for the year ended December 31, 2018 to Mr. McGrath, with such bonus payment made on February 8, 2019.

On March 20, 2017, upon his employment on such date, Mr. McGrath was granted a stock option to purchase 250,000 shares of common stock of the Company at an exercise price of $5.95 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of June 30, 2017 and a final vesting date of March 31, 2020.

On February 14, 2018, the compensation committee authorized the grant to Mr. McGrath of a stock option to purchase 195,108 shares of common stock of the Company at an exercise price of $2.01 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of March 31, 2018 and a final vesting date of December 31, 2020.

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On March 15, 2019, in connection with the execution of the amendment and restatement of Mr. McGrath’s employment agreement and his appointment as President and Chief Financial Officer, the compensation committee granted restricted stock awards of 500,000 shares of common stock of the Company to Mr. McGrath. The restricted stock awards vest ratably on an annual basis over a three year period, with the fist vesting date of March 15, 2020 and a final vesting date of March 15, 2022.

On May 1, 2020, the compensation committee granted restricted stock awards of 250,000 shares of common stock of the Company to Dr. Aklog. The restricted stock awards vest ratably on an annual basis over a three year period, with the fist vesting date of May 1, 2021 and a final vesting date of May 1, 2023.

The restricted stock awards are subject to forfeiture in the event the executive’s employment terminates prior to vesting, except the restricted stock awards will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement).

If his employment is terminated by the Company without “cause” or by him with “good reason” (as such terms are defined in the employment agreement), Mr. McGrath is entitled to receive his base salary through the date of termination and for a period of 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control), a pro rata portion of any annual bonus to which he would have been entitled, all valid expense reimbursements, health insurance coverage for up to 12 months, valid expense reimbursements and all accrued but unused vacation pay. If his employment is terminated due to his death or disability, he will be entitled to the same amounts, except he will only be entitled to his base salary through the date of termination and he will not be entitled to continued health insurance coverage. If his employment is terminated by the Company with “cause” or by him without “good reason,” Mr. McGrath will be entitled only to his base salary through the date of termination, valid expense reimbursements and certain accrued but unused vacation pay. The definition of “good reason” in the employment agreement includes, among other things, any termination by the executive within 60 days following a change of control.

Mr. McGrath’s employment agreement contains provisions protecting the Company’s intellectual property and contains provisions restricting his ability to compete with the Company during his employment and for a period of one year (or two years in the case of a change of control) thereafter. The non-compete provisions generally impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers for a period of six months following termination, except the restrictions in clause (i) will not apply if he is terminated without “cause” or resigns for “good reason.” Mr. McGrath may serve as a consultant to, or on boards of directors of other companies provided they will not interfere with the performance of his duties to the Company.

Brian J. deGuzman, M.D.

Effective July 1, 2016, the Company entered into a five-year employment agreement with Dr. Brian J. deGuzman, M.D. to serve as the Company’s Chief Medical Officer with a base annual salary of $285,000, an initial bonus of $50,000 for services provided before the employment agreement’s effective date, and a discretionary annual performance bonus with a target of 40% of the then current annual base salary, upon meeting certain objectives as determined by the compensation committee. On February 14, 2020, the initial employment agreement was amended to clarify certain duties required by the agreement and extend the term until February 14, 2023.

49

On February 8, 2020, the compensation committee authorized the payment a $122,000 discretionary bonus to Dr. deGuzman. On January 30, 2019, the compensation committee authorized the payment of a $122,000 discretionary bonus to Dr. deGuzman, with such bonus payment made on February 8, 2019.

On April 28, 2016, upon the consummation of the Company’s initial public offering, Dr. deGuzman was granted a stock option to purchase 278,726 shares of common stock of the Company at an exercise price of $5.00 per share, vesting as to 3/36 of the shares on July 28, 2016 and as to 1/36 of the shares on each successive month thereafter from Aug 28, 2016 to April 28, 2019.

On February 14, 2018, the compensation committee authorized the grant to Dr. deGuzman of a stock option to purchase 100,000 shares of common stock of the Company at an exercise price of $2.01 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of March 31, 2018 and a final vesting date of December 31, 2020.

On March 7, 2019, the compensation committee authorized the grant to Dr. deGuzman of a stock option to purchase 100,000 shares of common stock of the Company at an exercise price of $1.00 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of March 31, 2019 and a final vesting date of December 31, 2021.

On May 1, 2020, the compensation committee authorized the grant to Dr. deGuzman of a stock option to purchase 50,000 shares of common stock of the Company at an exercise price of $2.19 per share, vesting ratably on a quarterly basis over a three year period with an initial vesting date of June 30, 2020 and a final vesting date of March 31, 2023.

Upon termination of employment, unless terminated by the Company without “cause” or by Dr. deGuzman with “good reason” (as such terms are defined in the employment agreement), Dr. deGuzman will be entitled only to his base salary through the date of termination, valid expense reimbursements and unused vacation pay. If terminated by the Company without “cause” or by him with “good reason” (as such term are defined in the employment agreement), Dr. deGuzman is entitled to be paid his base salary through the end of the term at the rate of 100%, valid expense reimbursements and accrued but unused vacation pay.

Dr. deGuzman’s employment agreement contains provisions for the protection of the Company’s intellectual property and contains non-compete restrictions in the event of his termination other than by the Company without “cause” or by Dr. deGuzman with “good reason” (generally imposing restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from the Company’s customers for a period of six months following termination). Pursuant to the initial agreement, Dr. deGuzman may serve as a consultant to, or on boards of directors of, or in any other capacity to other companies provided that they will not interfere with the performance of his duties to the Company. On February 14, 2020, the initial employment agreement was amended to clarify certain duties required by the agreement including devoting all his professional efforts and full time to the affairs of the company, restricting other business activities without the written consent of the Company and extend to the term until February 14, 2023.

Potential Payments Upon Termination

As indicated above, each of Dr. Aklog, Dr. deGuzman and Mr. McGrath is entitled to a severance payment if his employment is terminated under specified circumstances. If the Company terminates the employment of any such executive without cause, or if such executive officer terminates his employment with the Company for good reason, each as defined in his employment agreement, such executive officer is entitled to severance compensation as follows: each of Dr. Aklog and Mr. McGrath will receive 100% of his base salary at the time of termination from the initial date of his termination through 12 months thereafter (or for 24 months thereafter, in the event the termination occurs within 60 days following a change of control); and Dr. deGuzman will receive 100% of his base salary at the time of termination from the initial date of his termination through the full term of his agreement (February 14, 2023).

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In addition, the stock options and restricted stock granted to the Company’s named executive officers will be accelerated upon the occurrence of certain non-negotiated change of control transactions. In the event of certain negotiated change of control transactions, the compensation committee may (i) accelerate the vesting of the stock options, or (ii) require the executive to relinquish the stock options to the Company upon the tender by the Company to the executive of cash in an amount equal to the repurchase value of such award. Furthermore, the shares of restricted stock granted to Dr. Aklog and Mr. McGrath will become immediately vested in the event of termination for “good reason” or after or within 60 days prior to a change of control (as defined in the Company’s form of indemnification agreement).

To the extent any severance or other compensation payment to any of the Company’s executive officers pursuant to an employment agreement or any other agreement constitutes an “excess parachute payment” within the meaning of Sections 280G and 4999 of the Code, then such executive officer will receive the full amount of such severance and other payments, or a reduced amount intended to avoid the application of Sections 280G and 4999, whichever provides the executive with the highest amount on an after-tax basis.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s common stock to file with the SEC initial reports of ownership of the Company’s common stock and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the fiscal year ended December 31, 2019, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, except for the following:

David S. Battleman, a member of the Company’s board of directors, filed a Form 4 on March 12, 2019, which included one transaction not timely reported (the grant of an employee stock option to purchase 200,000 shares of common stock to Dr. Battleman on March 7, 2019).

James L. Cox, a member of the Company’s board of directors, filed a Form 4 on March 12, 2019, which included one transaction not timely reported (the grant of an employee stock option to purchase 200,000 shares of common stock to Dr. Cox on March 7, 2019).

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of May 27, 2020, by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding shares of common stock;

●	each of the Company’s officers and directors; and

●	all of the Company’s officers and directors as a group.

The beneficial ownership of each person was calculated based on 46,926,897 shares of the Company’s common stock outstanding as of May 27, 2020. Except as otherwise indicated, the Company believes all persons named in the table below have sole voting and investment power with respect to all the shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Officers:
Lishan Aklog, M.D.	8,458,219	(2)	17.0%
Dennis M. McGrath	1,200,035	(3)	2.5%
Michael J. Glennon	445,395	(4)	* %
Brian J. deGuzman, M.D.	412,604	(4)	*
Ronald M. Sparks	264,223	(5)	*
James L. Cox, M.D.	264,223	(5)	*
David S. Battleman, M.D.	203,336	(5)	*
David Weild IV	264,223	(5)	*
All directors and executive officers as a group (eight individuals)	11,512,258		22.1%
5% Stockholders:
Pavilion Venture Partners LLC	6,534,855	(6)	13.3%
Matthew Sirovich	5,926,910	(7)	12.2%

*	Represents less than one percent of class.

(1)	The business address of each of the individuals is One Grand Central Place, 60 E. 42nd Street, Suite 4600, New York, New York 10165, unless otherwise indicated.

(2)	Includes: (i) 4,456,570 shares of common stock and 2,078,285 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Pavilion Venture Partners LLC (“PVP”), of which Dr. Aklog is a member and sole manager, and, accordingly, he is deemed to have voting and dispositive power over such shares held by PVP; (ii) 20,000 shares of common stock and 10,000 shares of common stock issuable upon the potential exercise of Series Z Warrants held by HCFP/AG LLC, of which Dr. Aklog is a co-manager, and, accordingly, he is deemed to have joint voting and dispositive power over such shares and Series Z Warrants held by HCFP/AG LLC; (iii) 1,102,996 shares of common stock and 365,311 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Dr. Aklog and his children; and (iv) 425,057 shares of common stock issuable upon the potential exercise of stock options granted to Dr. Aklog which have vested or are expected to vest within sixty days as of May 27, 2020. Notwithstanding the foregoing, Dr. Aklog disclaims beneficial ownership of the shares of common stock and Series Z Warrants held by PVP and HCFP/AG LLC, except to the extent of his proportionate pecuniary interest therein.

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(3)	Includes 791,704 shares of common stock held by Mr. McGrath, 396,331 shares of common stock issuable upon the potential exercise of stock options granted to Mr. McGrath which have vested and are expected to vest within sixty days as of April 29, 2019, and 12,000 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Mr. McGrath.

(4)	Includes 445,395 and 412,604 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Glennon and Dr. deGuzman, respectively, which have vested and are expected to vest within sixty days as of May 27, 2020. Also includes 13,041 share of common stock held by Dr. deGuzman.

(5)	Includes 264,223 shares of common stock issuable upon the potential exercise of stock options granted to Mr. Sparks, Dr. Cox, and Mr. Weild, and 203,336 shares of common stock issuable upon the potential exercise of stock options granted to Dr. Battleman, each of which have vested and are expected to vest within sixty days as of May 27, 2020.

(6)	Includes 4,456,570 shares of common stock and 2,078,285 shares of common stock issuable upon the potential exercise of Series Z Warrants. The business address of PVP is 10 Hickory Pine Court, Purchase, New York 10577.

(7)	Includes (i) 1,938,297 shares of common stock, 458,257 shares of common stock issuable upon the potential exercise of Series Z Warrants held by Mr. Sirovich, (ii) 1,414,904 shares of common stock and 857,452 shares of common stock issuable upon the potential exercise of Series Z Warrants held by The Sirovich Family Charitable Foundation, an entity controlled by Mr. Sirovich, and (iii) 792,000 shares of common stock and 466,000 shares of common stock issuable upon the potential exercise of Series Z Warrants held by The Boomer Fund, L.P., an entity controlled by Mr. Sirovich. The business address of Mr. Sirovich is c/o Scopia Capital Management LP, 152 West 57th Street, 33rd Floor, New York, New York 10019.

Equity Compensation Plans

As of December 31, 2019, the Company had the following compensation plans (including individual compensation arrangements) under which equity securities were authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,702,675	$2.38	2,715,634	(1)
Equity compensation plans not approved by security holders(2)	500,854	$5.47	—
Total	5,203,529	$2.68	2,715,634	(3)

(1)	Represents 2,548,406 shares of common stock available for issuance under the 2014 Plan and 167,228 shares of common stock available for issuance under the ESPP. An aggregate of $20,796 in shares of common stock were subject to purchase under the ESPP during the offering period in effect as of December 31, 2019.

(2)	Represents: (i) 83,618 stock options issued to each of Dr. Aklog, Mr. Glennon, and Dr. deGuzman, on April 28, 2016, which were in excess of the then-effective annual grant limit of 195,108 shares within the 2014 Plan; and (ii) 250,000 stock options issued to Mr. McGrath upon commencement of his employment with the Company on March 20, 2017.

(3)	Subsequent to December 31, 2019:

a.	stock options to purchase 1,270,000 shares of common stock were granted to our non-employee directors and certain of our executive officers and non-executive employees (including newly hired employees) pursuant to the 2014 Plan;

b.	restricted stock awards for 950,000 shares were granted to certain of our executive officers and non-executive employees pursuant to the 2014 Plan; and

c.	154,266 shares of common stock were issued pursuant to the ESPP.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following is a description of transactions since January 1, 2018 in which the Company has been a participant and the amount involved exceeds the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of its directors, named executive officers, holders of more than 5% of its voting securities, or affiliates of the foregoing, had or will have a direct or indirect material interest. The Company believes all of the transactions described below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Compensation arrangements for the Company’s directors and named executive officers are described under Item 12 of this Amendment No. 1 to Form 10-K.

In May 2018, Lucid Diagnostics Inc. (“Lucid”), the Company’s majority owned subsidiary, entered into a patent license agreement with Case Western Reserve University (“CWRU”), for the exclusive worldwide license of the intellectual property rights for two distinct proprietary technologies, EsoCheck and EsoGuard. In connection with the license agreement, Lucid issued to CWRU 943,464 shares of its common stock for a purchase price of $0.001 per share. During the years December 31, 2019 and 2018, the Company incurred an aggregate of approximately $275,000 and $294,000 under the EsoGuard License Agreement, inclusive of: approximately $200,000 and $21,000 for reimbursement of fees related to patents, in each of the years ended December 31, 2019 and 2018, respectively; a $75,000 milestone payment in the year ended December 31, 2019 (upon Food and Drug Administration’s clearance of the EsoCheck device in June 2019); and, approximately $273,000 with respect to license agreement fees in the year ended December 31, 2018.

In May 2018, also in connection with the license agreement, Lucid issued 289,679 shares of its common stock for a purchase price of $0.001 per share to the three physician inventors of the licensed technology. Additionally, each of the three physicians entered into consulting agreements with the Company to support the continued development of the EsoCheck and EsoGuard technologies. In addition to cash compensation based on a contractual rate per hour, additional compensation under each such consulting agreement included the grant of stock options to each individual under each of the 2014 Plan and Lucid’s 2018 Long-Term Incentive Equity Plan. The Company recognized as research and development expense in the aggregate of: approximately $110,000 and $41,000 related to such consulting agreements; and approximately $57,000 and $47,000 of stock based compensation expense related to the stock options, in each of the years ended December 31, 2019 and 2018, respectively.

Effective October 27, 2015, the Company entered into a management services agreement from October 1, 2015 through October 31, 2018 with HCP/Advisors LLC, an affiliate of Mr. Greenspan, a former member of the Board, as noted above, wherein, HCP/Advisors LLC is to provide the Company with certain management services and consulting, including without limitation, identifying potential corporate opportunities, general business development, corporate development, corporate governance, marketing strategy, strategic development and planning, coordination with service providers, and other advisory services as may be mutually agreed upon. Pursuant to such agreement, payments by the Company to HCP/Advisors LLC include an initial fee of $35,000 for the month of November 2015 and thereafter a monthly fee of $25,000 from December 2015 through October 2018. The management services agreement expired in accordance with its terms on October 31, 2018. The Company incurred an expense of $0 and $225,000 under the management services agreement in the years ended December 31, 2019 and 2018, respectively.

Effective November 2016, the Company entered into a consulting agreement with Mr. Patrick Glennon, the brother of Michael J. Glennon, the Company’s Vice Chairman and a member of the Board. Under the terms of the consulting agreement, Mr. Patrick Glennon will provide the Company with consulting support and advice with respect to the development and commercialization of resorbable ear tubes, with the sole compensation for such services is the issuance on November 28, 2016 of stock options to purchase 20,000 shares of common stock, with an exercise price of $9.50 per share, and vesting ratably on a quarterly basis commencing December 31, 2016 through September 30, 2019.

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The Company will reimburse its management team and their affiliates for any reasonable out-of-pocket business expenses incurred by them in connection with activities on the Company’s behalf. There is no limit on the amount of accountable out-of-pocket expenses reimbursable by the Company, which will be reviewed only by the Board or a court of competent jurisdiction if such reimbursement is challenged.

All ongoing and future transactions between the Company and any of its named executive officers and directors or their respective affiliates will be on terms believed by the Company to be no less favorable to it than as available from unaffiliated third parties. Such transactions will require prior approval by a majority of the Company’s disinterested “independent” directors (or, if there are no such “independent” directors, its disinterested directors), in either case who have access, at the Company’s expense, to the Company’s attorneys or independent legal counsel. The Company will not enter into any such transaction unless its disinterested “independent” directors (or, if there are no such “independent” directors, its disinterested directors) determine the terms of such transaction are no less favorable to the Company than those available to it with respect to such a transaction from unaffiliated third parties.

Related Person Policy

The Company’s Code of Ethics requires that it avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board. Related party transactions are defined under SEC rules as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, (2) the Company or any of its subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of the Company’s shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

All future and ongoing related party transactions will require prior review and approval by the audit committee, which will have access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction without the approval of the audit committee. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the other members of the Board with all material information concerning the transaction. Additionally, the Company requires each of its directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

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DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Annual Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Annual Meeting, the proxy holders specified in this proxy statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS AND NOMINATIONS

The Company intends to hold its 2021 annual meeting of stockholders on June 24, 2021. A proposal that a stockholder intends to present at the 2021 annual meeting of stockholders and wishes to be considered for inclusion in the Company’s proxy materials must be received no later than [●], 2021. All proposals must comply with Rule 14a-8 under the Exchange Act.

The Company’s bylaws contain provisions intended to promote the efficient functioning of stockholder meetings. Some of the provisions require advance notice to the Company of stockholder proposals or director nominations to be considered at an annual meeting. Under the Company’s bylaws, in order to properly bring stockholder proposals or director nominations before an annual meeting, even if the stockholder does not intend to include such proposal in the Company’s proxy materials, the stockholder must deliver written notice of such proposal or nomination to the Secretary not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Accordingly, for the 2021 annual meeting of stockholders, this notice must be received no earlier than March 26, 2021 and no later than April 25, 2021. A notice of a stockholder proposal or director nomination must include the information set forth in the Company’s bylaws. Stockholder proposals and director nominations should be addressed to Secretary, PAVmed Inc., One Grand Central Place, Suite 4600, New York, New York 10165.

Dated June [●], 2020

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ANNEX A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

PAVMED INC.

Pursuant to Section 242 of the

General Corporation Law of Delaware

The undersigned Chairman and Chief Executive Officer of PAVmed Inc. (the “Corporation”) does hereby certify:

FIRST: The name of the Corporation is PAVmed Inc.

SECOND: The certificate of incorporation of the Corporation is hereby amended by deleting the first paragraph of Article FOURTH in its entirety and by substituting the following new first paragraph of Article FOURTH in lieu thereof:

“FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 170,000,000 of which 150,000,000 shares shall be Common Stock of the par value of $.001 per share and 20,000,000 shares shall be Preferred Stock of the par value of $.001 per share.”

THIRD: The foregoing amendment to the Corporation’s certificate of incorporation was duly adopted in accordance with the provisions of Sections 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the undersigned has signed this certificate of amendment on this            day of July, 2020.

Lishan Aklog, M.D.
Chairman and Chief Executive Officer

A-1

ANNEX B

PAVmed Inc.

Fourth Amended and Restated 2014 Long-Term Incentive Equity Plan

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the PAVmed Inc. 2014 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(e) “Common Stock” means the Common Stock of the Company, par value $0.001 per share.

(f) “Company” means PAVmed Inc., a corporation organized under the laws of the State of Delaware.

(g) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h) “Effective Date” means the date determined pursuant to Section 11.1.

(i) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”) or is traded on the OTC Bulletin Board (“OTC”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange, Nasdaq or OTC, as the case may be; (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) above, such price as the Committee shall determine, in good faith.

(j) “Holder” means a person who has received an award under the Plan.

B-1

(k) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n) “Other Stock-Based Award” means an award under Section 9 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p) “Plan” means the PAVmed Inc. 2014 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(q) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w) “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

B-2

Section 2. Administration.

2.1. Committee Membership.  The Plan shall be administered by the Board or a Committee. If administered by a Committee, such Committee shall be composed of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 10% of the total number of Shares (as defined below) issued and available for issuance under the Plan, in the aggregate.

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2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. Subject to Section 7.1(d), the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 9,951,081 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

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Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

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(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

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(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder. A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

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Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

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7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

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Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions. If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions. The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

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Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

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(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

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12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.

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ANNEX C

PavMed, Inc.

EMPLOYEE STOCK PURCHASE PLAN

(Effective as of April 1, 2019)

(Amended and Restated as of             , 2020)

On April 1, 2019 (the “Effective Date”), the Board (or an appropriate committee thereof) adopted this Employee Stock Purchase Plan (the “Plan”), which shall govern all grants of Options made after the Effective Date.

1.	Purpose of the Plan. The purpose of this Plan is to encourage and enable Eligible Employees of the Company and certain of its Subsidiaries to acquire proprietary interests in the Company through the ownership of Shares. It is the intention of the Company to have this Plan and the Options granted pursuant to this Plan satisfy the requirements of Section 423 of the Code.

2.	Definitions. Unless otherwise provided in the Plan, capitalized terms, when used herein, shall have the following respective meanings:

a.	“Account” shall mean a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for purchasing Shares under this Plan.

b.	“Administrator” shall mean the Board, the Compensation Committee of the Board or any other committee appointed by the Board.

c.	“Applicable Laws” shall mean all applicable laws, rules, regulations and requirements, including, but not limited to, U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules of any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws, rules, regulations and requirements of any other country or jurisdiction where Options are granted under the Plan or where Eligible Employees reside or provide services, as such laws, rules, regulations and requirements shall be in effect from time to time.

d.	“Board” shall mean the Company’s Board of Directors

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e.	“Change in Control” shall mean and include each of the following:

	i.	A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (a) and (b) of subsection (iii) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

	ii.	During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (i) or (iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved bya vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

	iii.	The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

		a.	which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediatelyafter the transaction, and

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b.	after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (b) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.

f.	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

g.	“Common Stock” shall mean the Company’s common stock.

h.	“Company” shall mean PAVmed Inc.

i.	“Designated Subsidiaries” shall mean any Subsidiary designated by the Administrator from time to time, in its sole discretion, whose employees may participate in the Plan, if such employees otherwise qualify as Eligible Employees. The Administrator may provide that the non-U.S. Eligible Employees of any Designated Subsidiary shall only be eligible to participate in the Non-Section 423(b) Plan.

j.	“Eligible Compensation” shall mean and refer to the Participant’s cash compensation paid through the Company’s or a Designated Subsidiary’s payroll system for personal services rendered in the course of employment. “Eligible Compensation” shall be limited to amounts received by the Participant during the period he or she is participating in the Plan and includes salary, wages and other incentive payments, amounts contributed by the Participant to any benefit plan maintained by the Company or any Designated Subsidiary (including any 401(k) plan, 125 plan, or any other deferred compensation plan), overtime pay, commissions, draws against commissions, shift premiums, sick pay, vacation pay, holiday pay, severance pay and shutdown pay, except to the extent that the exclusion of any such item (or a sub-set of any such item) is specifically directed by the Administrator for all Eligible Employees. “Eligible Compensation” does not include any remuneration paid in a form other than cash, fringe benefits (including car allowances and relocation payments), employee discounts, expense reimbursement or allowances, long-term disability payments, workmen’s compensation payments, welfare benefits, and any contributions that the Company or any Designated Subsidiary makes to any benefit plan (including any 401(k) plan or any other welfare or retirement plan).

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k.	“Eligible Employee” shall mean any person, including an officer, who is employed by the Company or any Designated Subsidiary.

l.	“Enrollment Agreement” means an agreement between the Company and an Eligible Employee, in such form as may be established by the Administrator from time to time, pursuant to which an Eligible Employee elects to participate in this Plan, or elects to make changes with respect to such participation as permitted by this Plan.

m.	“Enrollment Period” shall mean that period of time prescribed by the Administrator during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time.

n.	“Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the last price (in regular trading) for a share of Common Stock as furnished by the National Association of Securities Dealers, Inc. (the “NASD”) through the NASDAQ Global Market Reporting System (the “Global Market”) or any other established stock exchange for the date in question or, if no sales of Common Stock were reported by the NASD on the Global Market or any other established stock exchange on that date, the last price (in regular trading) for a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange for the last day preceding such day on which sales of Common Stock were reported. The Administrator may, however, provide with respect to one or more Options that the Fair Market Value shall equal the last price for a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock as furnished by the NASD through the Global Market or any other established stock exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Global Market or any other established stock exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the Award in the circumstances. The Administrator also may adopt a different methodology for determining Fair Market Value with respect to one or more Options if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Option(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Options will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

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o.	“Irrevocable Contract” shall mean an irrevocable enforceable contract in the form attached as Exhibit A hereto.

p.	“Loan Contract” shall mean contract in the form attached as Exhibit B hereto.

q.	“Loan Program” shall mean the program described in Section 9.

r.	“Offering Period Beginning Date” shall mean the first Trading Day of each Offering Period as designated by the Administrator.

s.	“Offering Period” shall mean the period established in advance by the Administrator during which Payroll Contributions shall be collected to purchase Shares pursuant to an offering made under this Plan. Unless otherwise established by the Administrator prior to the start of an Offering Period, there shall be two Offering Periods that commence each year, and each shall be of approximately six months’ duration, with the first such Offering Period beginning on the first Trading Day of April 1, 2019 and ending on last Trading Day of the immediately following September 30, 2019, and the second such Offering Period beginning on the first Trading Day of October 1, 2019 and ending on the last Trading Day of the immediately following March, 31; provided, however, that the first Offering Period after the Effective Date shall begin on April 1, 2019 and shall end on the last Trading Day of September 30, 2019 .

t.	“Offering Period End Date” shall mean the last Trading Day of an Offering Period.

u.	“Option” shall mean the right granted to Participants to purchase Shares pursuant to an offering made under this Plan.

v.	“Outstanding Election” shall mean a Participant’s then-current election to purchase Shares in an Offering Period, or that part of such an election which has not been cancelled (including any voluntary cancellation under Section 10 and deemed cancellation under Section 15) prior to the close of business on the last Trading Day of the Offering Period or such other date as determined by the Administrator.

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w.	“Participant” shall mean an Eligible Employee who has elected to participate in the Plan pursuant to Section 6.

x.	“Payroll Contributions” shall have the meaning set forth in Section 8.

y.	“Plan” shall mean this Company XYZ, Inc Employee Stock Purchase Plan, as it may be amended from time to time.

z.	“Purchase Price Per Share” shall be the lower of (i) eighty-five percent (85%) of the Fair Market Value on the Offering Period Beginning Date or (ii) eighty- five percent (85%) of the Fair Market Value on the Offering Period EndDate.

aa.	“Share” shall mean one share of Common Stock.

bb.	“Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

cc.	“Termination of Service” means, in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or a Subsidiary for any reason, including but not by way of limitation, a termination by resignation, discharge, death, disability, retirement or the disaffiliation of a Subsidiary but excluding such termination where there is a simultaneous reemployment by the Company or a Subsidiary, and excluding any bona fide and Company approved leave of absence such as family leave, medical leave, personal leave and military leave.

dd.	“Trading Day” shall mean a day on which national stock exchanges in the United States are open for trading.

ee.	“Deemed Repurchase” shall mean that a non-lapse restriction is established between the Issuer and Employees pursuant to the irrevocable enforceable contract on the number of shares required to repay the loan. The deemed repurchase shall only occur in cases where the market value of the stock exceeds the specified price in the irrevocable enforceable contract.

3.	Shares Reserved for Plan. Subject to adjustment pursuant to Section 18, a maximum of 750,000 Shares may be delivered pursuant to Options granted under this Plan. The Shares reserved for issuance pursuant to this Plan shall be authorized but unissued Shares. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan. All Shares issued under the Plan shall be free of a restricted legend.

a.	If the number of Shares to be purchased by Participants on the Offering Period End Date exceeds the total number of Shares then available under the Plan, then the Administrator shall make a pro-rata allocation of any Shares that may be issued pursuant to the Plan in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator’s sole discretion. In such event, the Company shall provide written notice to each affected Participant of the reduction of the number of Shares to be purchased under the Participant’s Option.

b.	If the Administrator determines that some or all of the Shares to be purchased by Participants on the Offering Period End Date would not be issued in accordance with Applicable Laws or any approval by any regulatory body as may be required, or the Shares would not be issued pursuant to an effective Form S-8 registration statement or that the issuance of some or all of such Shares pursuant to a Form S-8 registration statement is not advisable due to the risk that such issuance will violate Applicable Laws, the Administrator may, without Participant consent, terminate any outstanding Offering Period and the Options granted pursuant thereto and refund in cash all affected Participants’ entire Account balances for such Offering Period as soon as practicable thereafter.

4.	Administration of the Plan. The Administrator shall have the authority and responsibility for the day-to-day administration of the Plan, which, to the extent permitted by Applicable Laws, it may delegate to a sub-committee. Subject to the provisions of the Plan, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, but not limitedto:

a.	Interpreting the Plan and adopting rules and regulations it deems appropriate to implement the Plan including amending any outstanding Option as it may deem advisable or necessary to comply with Applicable Laws, and making all other decisions relating to the operation of the Plan;

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i.	Establishing the timing and length of Offering Periods;

ii.	Establishing minimum and maximum contribution rates;

iii.	Changing the existing limit set forth in Section 5(b) on the number of Shares an Eligible Employee may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected;

iv.	Adopting such rules or sub-plans as may be deemed necessary or appropriate to comply with the laws of other countries, allow for tax- preferred treatment of the Options or otherwise provide for the participation by Eligible Employees who reside outside of the U.S., including determining which Eligible Employees are eligible to participate in a Non-423(b) Plan or other sub-plans established by the Administrator.

v.	Establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permit payroll withholding more than the amount designated by a Participant to adjust for delays or mistakes in the processing of properly completed enrollment forms.

The Administrator’s determinations under the Plan shall be final and binding on all persons.

5.	Grant of Option; Limitations.

a.	Grant of Option. On each Offering Period Beginning Date, each Participant shall automatically be granted an Option to purchase as many whole Shares as the Participant will be able to purchase with the Payroll Contributions credited to the Participant’s Account during the applicable Offering Period and the loan proceeds if the Participant has agreed to the Loan Program.

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b.	Limit on Value of Shares Purchased. Any provisions of the Plan to the contrary notwithstanding, excluding Options granted pursuant to any Non-423(b) Plan, no Participant shall be granted an Option to purchase Shares under this Plan which permits the Participant’s rights to purchase Shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-one thousand two hundred and fifty dollars ($21,250) of the Fair Market Value of such Shares (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time.

c.	5% Owner Limit. Any provisions of the Plan to the contrary notwithstanding, no Participant shall be granted an Option to purchase Shares under this Plan if such Participant (or any other person whose stock would be attributed to such Participant pursuant to Section 424(d) of the Code), immediately after such Option is granted, would own or hold options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares or any of its Subsidiaries.

d.	Other Limitation. The Administrator may determine, as to any Offering Period, that the offer will not be extended to highly compensated Eligible Employees within the meaning of Section 4l4(q) of the Code.

6.	Participation in the Plan. An Eligible Employee may become a Participant for an Offering Period by completing the prescribed Enrollment Agreement and submitting such form to the Company (or the Company’s designee) as directed by the Company, or by following an electronic or other enrollment process as prescribed by the Company, during the Enrollment Period prior to the commencement of the Offering Period to which it relates. Such Enrollment Agreement shall contain the payroll deduction authorization described in Section 8 and, if the Participant is using loan proceeds to purchase Shares at the end of the Offering Period, the Irrevocable Contract with the elections required to participate in the Loan Program pursuant to Section 9. The Irrevocable Contract will take effect once loan proceeds are advanced to a Participant. Such Irrevocable Contract will not impair the Participant’s ability to withdraw from the Plan in accordance with Section 10. A payroll deduction authorization will be effective for the first Offering Period following the submission of the Enrollment Agreement and all subsequent Offering Periods as provided by Section 7 until it is terminated in accordance with Sections 10 or 15, it is modified by filing another Enrollment Agreement in accordance with this Section 6 or an election is made to decrease Payroll Contributions in accordance with Section 8 or until the Participant’s employment terminates or the Participant is otherwise ineligible to participate in the Plan.

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7.	Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall be automatically re-enrolled in the next Offering Period at the applicable rate of Payroll Contributions and loan amount in effect on the last Trading Day of the prior Offering Period or otherwise as provided under Section 8, unless the Participant has elected to withdraw from the Plan in accordance with Section 10, the Participant’s employment terminates, or the Participant is otherwise ineligible to participate in the next Offering Period. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit a new Enrollment Agreement at any time it deems necessary or desirable to facilitate Plan administration or for any other reason.

8.	Payroll Contributions. Each Participant’s Enrollment Agreement shall contain a payroll deduction authorization pursuant to which he or she shall elect to have a designated whole percentage of Eligible Compensation between l% and 15% deducted on each payday during the Offering Period and credited to the Participant’s Account for the purchase of Shares pursuant to the Offering Period (such amount, the “Payroll Contributions”). Payroll Contributions shall commence on the Offering Period Beginning Date of the first Offering Period to which the Enrollment Agreement relates (or as soon as administratively practicable thereafter) and shall continue through subsequent Offering Periods pursuant to Section 7. Participants shall not be permitted to make any separate cash payments into their Account for the purchase of Shares pursuant to an offering.

a.	If in any payroll period, a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her Payroll Contribution election, then (i) the Payroll Contribution election for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the percentage amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the Payroll Contribution election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as his or her pay is sufficient to permit such Payroll Contributions; provided, however, no additional amounts will be deducted to satisfy the Outstanding Election.

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b.	Participant may elect to decrease, but not increase, the rate of his or her Payroll Contributions during an Offering Period by submitting the prescribed form to the Company (or the Company’s designee) at any time prior to the first day of the last calendar month of such Offering Period. Any such Payroll Contribution change will be effective as soon as administratively practicable thereafter and will remain in effect for successive Offering Periods as provided in Section 7. Participants will only be allowed to decrease the rate of Payroll Contributions once per offering period. Reductions in payroll contribution rates do not constitute a withdrawal or termination of the Plan. A Participant may only increase his or her rate of Payroll Contributions to be effective for the next Offering Period by completing and filing with the Company a new Enrollment Agreement authorizing the Payroll Contributions.

c.	Notwithstanding the foregoing, the Company may adjust a Participant’s Payroll Contributions and loan amount at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of Section 5. Payroll Contributions will recommence and be made in accordance with the Outstanding Election prior to such Company adjustment starting with the first Offering Period that begins in the next calendar year (or such other time as is determined by the Administrator) unless the Participant withdraws in accordance with Section 10, is withdrawn from the Plan in accordance with Section 15 or is otherwise ineligible to participate in thePlan.

9.	Loan Program. An Eligible Employee may become a participant in the Loan Program by completing and submitting to the Company, its appointed plan administrator or loan provider a Loan Contract and an Irrevocable Contract, which shall contain terms and conditions of the Eligible Employee’s participation in the Loan Program, including, without limitation, the level of participation, sale price, loan terms, interest and repayment provisions. The aggregate outstanding principal amount of any loan to a Participant under the Loan Program will be equal to the difference between the Participant’s selected Payroll Contribution rate pursuant to Section 8 and the maximum allowable under the Plan for such Offering Period pursuant to Section 5. Participation in the Loan Program is available to all Eligible Employees, unless prohibited by Applicable Law. All Employees must contribute a minimum of 1% of Eligible Compensation to be able to participate in the loan program.

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10.	Withdrawal from Offering Period After Offering Period Beginning Date. An Eligible Employee may withdraw from any Offering Period after the applicable Offering Period Beginning Date, in whole but not in part, at any time prior to the date specified by the Administrator or, if no such date is specified by the Administrator, ten days before the last Trading Day of such Offering Period, by submitting the prescribed withdrawal notice to the Company (or the Company’s designee). If a Participant withdraws from an Offering Period, the Participant’s Option for such Offering Period will automatically be terminated, and the Company will refund in cash the Participant’s entire Account balance for such Offering Period as soon as practicable thereafter. A Participant’s withdrawal from an Offering Period shall be irrevocable. If a Participant wishes to participate in a subsequent Offering Period, he or she must re-enroll in the Plan by timely submitting a new Enrollment Agreement in accordance with Section 6.

11.	Purchase of Stock. On the last Trading Day of each Offering Period, the Administrator shall cause the amount credited to each Participant’s Account from Payroll Contributions and any loan proceeds from the Loan Program to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to limitations of Sections 3 and 5, and amounts from the Participant’s Account that are used to purchase such Shares shall be deducted from such Participant’s Account. In no event may Shares be purchased pursuant to an Option more than 27 months after the Offering Period Beginning Date of such Option. Any amounts remaining credited to the Participant’s Account on the Offering Period End Date shall be returned to such Participant in one lump sum in cash as soon as reasonably practicable after the Offering Period End Date. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of through a market transaction or deemed repurchase of shares by the Company, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

12.	Interest on Payments. No interest shall be paid on sums withheld from a Participant’s pay for the purchase of Shares under this Plan unless otherwise determined necessary by the Administrator.

13.	Rights as Shareholder. A Participant will not be a shareholder with respect to Shares subject to the Participant’s Options issued under the Plan until the Shares are purchased pursuant to the Options and such Shares are transferred into the Participant’s name on the Company’s books and records.

14.	Options Not Transferable. A Participant’s Options under this Plan may not be sold, pledged, assigned,or transferred in any manner. If a Participant sells, pledges, assigns or transfers his or her Options in violation of this Section, such Options shall immediately terminate, and the Participant shall immediately receive a refund of the amount then credited to the Participant’s Account.

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15.	Deemed Cancellations.

a.	Termination of Service. In the event of a Participant’s Termination of Service, any outstanding Option held by the Participant shall immediately terminate, the Participant shall be withdrawn from the Plan and the Participant shall receive a refund of the amount contributed to the Plan.

b.	Death of a Participant. If a Participant dies, any outstanding Option held by the Participant shall immediately terminate and the Participant shall be withdrawn from the Plan. As soon as administratively practicable after the Participant’s death, the amount then credited to the Participant’s Account shall be remitted to the executor, administrator or other legal representative of the Participant’s estate or, if the Administrator permits a beneficiary designation, to the beneficiary or beneficiaries designated by the Participant if such designation has been filed with the Company or the Company’s designee before such Participant’s death. If such executor, administrator or other legal representative of the Participant’s estate has not been appointed (to the knowledge of the Company) or if the beneficiary or beneficiaries are no longer living at the time of the Participant’s death, the Company, in its discretion,may deliver the outstanding Account balance to the spouse or to any one or more dependents or relatives of the Participant or to such other person as the Company may designate.

16.	Application of Funds. All funds received by the Company in payment for Shares purchased under this Plan and held by the Company at any time may be used for any valid corporate purpose.

17.	No Employment/Service Rights. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Administrator, nor any provision of the Plan itself, shall be construed to grant any person the right to remain in the employ of the Company or any Subsidiary for any period of specific duration, and such person’s employment may be terminated at any time, with or without cause.

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18.

Adjustments. Subject to Section 19, upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall equitably and proportionately adjust (1) the number and type of Shares of Common Stock (or other securities) that thereafter may be made the subject of Options (including the specific Share limits, maximums and numbers of Shares set forth elsewhere in the Plan), (2) the number, amount and type of Shares of Common Stock (or other securities or property) subject to any outstanding Options, (3) the Purchase Price Per Share of any outstanding Options, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then- outstanding Options.

a.	It is intended that, if possible, any adjustments contemplated by the preceding paragraph be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code and Section 409A of the Code) and accounting (to not trigger any charge to earnings with respect to such adjustment) requirements.

b.	Without limiting the generality of Section 4, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Section 18, and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

19.	Merger or Liquidation of Company. In the event the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or outstanding capital stock of the Company by means of a sale, merger or reorganization in which the Company will not be the surviving corporation (other than a reorganization effected primarily to change the State in which the Company is incorporated, a merger or consolidation with a wholly-owned Subsidiary, or any other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings, regardless of whether the Company is the surviving corporation), in the event of a Change in Control, or in the event the Company is liquidated, then all outstanding Options under the Plan shall automatically be exercised prior to the consummation of such sale, merger, reorganization, Change in Control or liquidation (deemed the end of the Offering Period in such case) by causing all amounts credited to each Participant’s Account via Payroll Contributions and loans to be applied to purchase as many Shares pursuant to the Participant’s Option as possible at the Purchase Price Per Share, subject to the limitations of Sections 3 and 5, provided that any Shares subject to an Irrevocable Contract will continue to be subject thereto.

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20.	Acquisitions and Dispositions. The Administrator may, in its sole and absolute discretion and in accordance with principles under Section 423 of the Code, create special Offering Periods for individuals who become Eligible Employees solely in connection with the acquisition of another company or business by merger, reorganization or purchase of assets and, notwithstanding Section 15(b), may provide for special purchase dates for Participants who will cease to be Eligible Employees solely in connection with the disposition of all or a portion of any Designated Subsidiary or a portion of the Company, which Offering Periods and purchase rights granted pursuant thereto shall, notwithstanding anything stated herein, be subject to such terms and conditions as the Administrator considers appropriate in the circumstances.

21.	Government Approvals or Consents. This Plan and any offering and sales of Shares or delivery of Shares under this Plan to Eligible Employees under it are subject to any governmental or regulatory approvals or consents that may be or become applicable in connection therein.

22.	Plan Amendment; Plan Termination. The Board may from time to time amend or terminate the Plan in any manner it deems necessary or advisable; provided, however, that no such action shall adversely affect any then outstanding and vested Options under the Plan unless such action is required to comply with Applicable Laws; provided, further, that the Loan Contract may only be amended in accordance with its terms; and provided, further, that no such action of the Board shall be effective without the approval of the Company’s shareholders if such approval is required by Applicable Laws. Upon the termination of the Plan, any balance in a Participant’s Account shall be refunded to him or her as soon as practicable thereafter.

23.	Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions) and applicable U.S. federal laws.

24.	Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Offering Period Beginning Date in which the Shares were purchased or (b) within one year after the date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

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Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2020.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend by Internet: http://cstproxy.com/pavmed/2020

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED HEREIN AND "FOR" PROPOSALS 2.A, 2.B, 3, 4, 5 AND 6.

1. Election of Directors
   (1) Ronald M. Sparks
   (2) David S. Battleman, M.D.

FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

Proposal	FOR	AGAINST	ABSTAIN
2.A. Approval of the issuance of shares of common stock under the Senior Secured Convertible Notes issued in November 2019 for the purposes of Nasdaq Listing Rule 5635.	☐	☐	☐
2.B. Approval of the issuance of shares of common stock under the Senior Convertible Notes issued in April 2020 for the purposes of Nasdaq Listing Rule 5635.	☐	☐	☐
3. Approval of an amendment to the Company's certificate of incorporation to increase the total number of authorized shares of common stock to 150,000,000 shares.	☐	☐	☐
4. Approval of an amendment to the Company's 2014 Long-Term Incentive Plan to increase the total number of shares available thereunder to 9,951,081 shares.	☐	☐	☐
5. Approval of an amendment to the Company's Employee Stock Purchase Plan to increase the total number of shares available thereunder to 750,000 shares.	☐	☐	☐
6. Ratification of the appointment of independent registered public accounting firm.	☐	☐	☐

CONTROL NUMBER

Signature________________ Signature, if held jointly________________ Date________, 2020

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders

To view the 2020 Proxy Statement, 2020 Annual Report on Form 10-K and to Attend the Annual Meeting, please go to: http://www.cstproxy.com/pavmed/2020

□ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED □

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PAVMED INC.

The undersigned appoints Lishan Aklog, M.D. and Dennis McGrath, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of PAVMED INC. held of record by the undersigned at the close of business on JUNE 3, 2020 at the Annual Meeting of Stockholders of PAVMED INC. to be held on JULY 24, 2020, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE DIRECTORS LISTED HEREIN AND IN FAVOR OF PROPOSALS 2.A, 2.B, 3, 4, 5 AND 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)